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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 33-6001) UNDER
                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                        POST-EFFECTIVE AMENDMENT NO. 47


                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940


                                AMENDMENT NO. 49



                           VANGUARD BOND INDEX FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE


           ON NOVEMBER 13, 2007, PURSUANT TO PARAGRAPH (B) OF RULE 485.

VANGUARD/(R)/ INFLATION-PROTECTED
SECURITIES FUND

>  PROSPECTUS

INVESTOR SHARES &  ADMIRAL(TM) SHARES

November 13, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]


--------------------------------------------------------------------------------

This prospectus contains financial data for the Fund through the fiscal period ended July 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


Fund Profile                       1       Investing With Vanguard         23
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More on the Fund                   6       Purchasing Shares               23
-------------------------------------------------------------------------------
 The Fund and Vanguard            13       Converting Shares               26
-------------------------------------------------------------------------------
 Investment Advisor               14       Redeeming Shares                27
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    15       Exchanging Shares               30
 Taxes
-------------------------------------------------------------------------------
 Share Price                      18       Frequent-Trading Limits         31
-------------------------------------------------------------------------------
Financial Highlights              19       Other Rules You Should Know     33
-------------------------------------------------------------------------------
                                           Fund and Account Updates        37
-------------------------------------------------------------------------------
                                           Contacting Vanguard             39
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    41
-------------------------------------------------------------------------------





WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


SHARE CLASS OVERVIEW
This prospectus offers the Fund's Investor Shares and Admiral Shares. Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.

A separate prospectus offers the Funds' Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million. The Funds' separate share classes have different expenses; as a result, their investment performances will differ.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under More on the Fund.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be moderate for the Fund.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
[BAR CHART]
[RANGE -20% - 30%]
                        2001     7.61%
                        2002    16.61
                        2003     8.00
                        2004     8.27
                        2005     2.59
                        2006     0.43
-------------------------------------------------------------------------------


1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2007, was 6.25%.






During the periods shown in the bar chart, the highest return for a calendar quarter was 7.96% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.04% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
-------------------------------------------------------------------------------
                                    1 YEAR           5 YEARS              SINCE
                                                                      INCEPTION
-------------------------------------------------------------------------------
VANGUARD INFLATION-PROTECTED
SECURITIES FUND INVESTOR SHARES/1/
-------------------------------------------------------------------------------
Return Before Taxes                  0.43%             7.04%              7.52%
-------------------------------------------------------------------------------
Return After Taxes on               -0.77              5.32               5.72
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale               0.27              5.06               5.41
of Fund Shares
-------------------------------------------------------------------------------
VANGUARD INFLATION-PROTECTED
SECURITIES FUND ADMIRAL SHARES/2/
-------------------------------------------------------------------------------
Return Before Taxes                  0.52%               --                 --
-------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.TREASURY INFLATION
NOTES INDEX
(reflects no deduction for fees,
expenses, or taxes)                  0.41%             7.19%              7.70%
-------------------------------------------------------------------------------
1 Subscription period for the Fund's Investor Shares was June 5, 2000, to
  June 29, 2000, during which time all assets were held in money market instruments. Since-inception returns are from June 29, 2000--when the Fund began investing in conformance with its investment objectives--through
  December 31, 2006.
2 From the inception of the Fund's Admiral Shares on June 10, 2005, through
  December 31, 2006, the average annual total returns were 0.91% for the
  Admiral Shares and 0.91% for the Lehman Brothers U.S. Treasury Inflation
  Notes Index.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

SHAREHOLDER FEES
(Fees paid directly from your investment)
                                                                   Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                           None                 None
------------------------------------------------------------------------------------------------------------
Purchase Fee                                                       None                 None
------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                None                 None
------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     None/1/              None/1/
------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)      $20/Year /2/         --
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
------------------------------------------------------------------------------------------------------------
                                                                   Investor             Admiral
                                                                   Shares               Shares
------------------------------------------------------------------------------------------------------------
Management Expenses                                                0.17%                0.08%
------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                             None                 None
------------------------------------------------------------------------------------------------------------
Other Expenses                                                     0.03%                0.03%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               0.20%                0.11%
------------------------------------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.
2 If applicable, the account service fee will be assessed by redeeming fund shares in the amount of $20.




The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.




                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $20       $64      $113      $255
----------------------------------------------------------
Admiral Shares          11        35        62       141
----------------------------------------------------------




These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Inflation-Protected Securities Fund's expense ratios in the current fiscal year to be as follows: for Investor Shares,
 0.20, or $2.00 per $1,000 of average net assets; for Admiral Shares, 0.11%, or $1.10 per $1,000 of average net assets. The average Treasury inflation-protected securities fund had expenses in 2006 of 0.92%, or $9.20 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
As of July 31, 2007
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $10.5 billion

------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception

------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June, September, and December; capital gains, if any, are distributed annually in December.

------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes

------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  June 29,                         June 10, 2005
                                2000
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   shares if you are no longer
                                requirements                     eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          InflaPro                         InfProAd
------------------------------------------------------------------------------------------------
Vanguard Fund Number            119                              5119
------------------------------------------------------------------------------------------------
Cusip Number                    922031869                        922031737
------------------------------------------------------------------------------------------------
Ticker Symbol                   VIPSX                            VAIPX
------------------------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may be changed only upon 60 days' notice to shareholders.



MARKET EXPOSURE
The Fund invests mainly in a diversified group of investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.

 Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund's income level to fluctuate.
--------------------------------------------------------------------------------




[FLAG]
The Fund is subject to income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with CHANGES IN INTEREST RATES are expected to be low; however, income fluctuations resulting from CHANGES IN INFLATION are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.

Changes in interest rates will affect bond income as well as bond prices.


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REAL RETURNS

 Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.


The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of July 31, 2007, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aaa. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND TAXES

 Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding IISs pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
--------------------------------------------------------------------------------



SECURITY SELECTION
The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in a range of 7 to 20 years.

The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


The Fund is generally managed without regard to tax ramifications.



OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.

.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

.. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of underlying securities, assets, or market indexes.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of the fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.



FREQUENT TRADING OR MARKET-TIMING

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for intermediate government funds was approximately 232%, as reported by Morningstar, Inc., on July 31, 2007.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 145 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of July 31, 2007, Vanguard served as advisor for approximately $870 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.


For the fiscal year ended July 31, 2007, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 John W. Hollyer, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Mr. Hollyer has co-managed the Fund since its inception.
 Education: B.S., University of Pennsylvania.

 Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992. Mr. Volpert has co-managed the Fund since its inception.
 Education: B.S., University of Illinois; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. In certain circumstances, the Fund also may distribute return of capital. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT RETURN OF CAPITAL

 Return of capital is the portion of a distribution representing the return of your original investment in the Fund. Return of capital reduces your cost basis in the Fund's shares, and is not taxable to you until your cost basis has been reduced to zero. During periods of deflation, the Fund's inflation-indexed bonds may experience a downward adjustment in their value.
 If the downward adjustment more than offsets the income earned by the bonds, the adjustment may cause a portion of the dividends previously distributed to shareholders and classified as income to be reclassified as return of capital.
--------------------------------------------------------------------------------



BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

.. Return-of-capital distributions generally are not taxable to you, unless your cost basis has been reduced to zero. If your cost basis is at zero, return-of-capital distributions will be treated as capital gains.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


GENERAL INFORMATION

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). The information for the six-month period ended July 31, 2007, has not been audited by an independent registered public accounting firm. The information for all other periods in the table through January 31, 2007, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began the fiscal period ended July 31, 2007 with a net asset value (price) of $11.80 per share. During the period, each Investor Share earned $0.493 from investment income (interest). There was a decline of $0.056 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.437 per share from investment operations.

 Shareholders received $0.397 per share in the form of dividend distributions. There was no return of capital. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $11.84, reflecting earnings of $0.397 per share and distributions of $0.397 per share. This was an increase of $0.04 per share (from $11.80 at the beginning of the period to $11.84 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.79% for the period.

 As of July 31, 2007, the Investor Shares had approximately $5.6 billion in net assets. For the period, the annualized expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the annualized net investment income amounted to 8.52% of average net assets. The Fund sold and replaced securities valued at an annualized rate of 21% of its net assets.
--------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------


                                            Six
                                         Months
                                          Ended                                                             Year Ended January 31,
                                       July 31, ----------------------------------------------------------------------------------
                                          2007              2007                2006         2005         2004         2003

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $11.80           $12.18              $12.57       $12.36       $11.91       $10.68
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      .493             .483                .573         .596          .41          .47
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investments                     (.056)           (.437)              (.230)        .244          .61         1.28
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations           .437             .046                .343         .840         1.02         1.75
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income      (.397)           (.407)              (.681)       (.565)        (.45)        (.46)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                 --                --               (.052)       (.065)        (.12)        (.06)
Capital Gains
-----------------------------------------------------------------------------------------------------------------------------------
Return of Capital                           --             (.019)                 --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                       (.397)           (.426)              (.733)       (.630)        (.57)        (.52)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $11.84           $11.80              $12.18       $12.57       $12.36       $11.91
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/1/                            3.79%            0.43%               2.76%        6.96%        8.69%       16.64%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)     $5,562           $5,361              $6,227       $7,530       $5,164       $3,143
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                     0.20%/2/            0.20%               0.20%        0.17%        0.18%        0.22%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income
to Average Net Assets               8.52%/2//3/            3.87%               4.83%        4.83%        3.46%        4.55%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                            21%/2/              53%                 47%          73%          63%         108%
-----------------------------------------------------------------------------------------------------------------------------------
1 Does not reflect the account service fee that may apply to accounts with balances below $10,000.
2 Annualized.
3 Reflects annualized inflation adjustments that may not continue at the same level for the full fiscal year.

INFLATION-PROTECTED SECURITIES FUND ADMIRAL SHARES
-------------------------------------------------------------------------------
                                        Six
                                     Months           Year          June 10,
                                      Ended          Ended           2005 to
                                   July 31,        Jan. 31,          Jan. 31,
                                       2007           2007              2006
-------------------------------------------------------------------------------
NET ASSET VALUE,                     $23.17         $23.91            $25.00
BEGINNING OF PERIOD
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
Net Investment Income                  .979           .971              .683
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investments                 (.093)          (.858)            (.432)
--------------------------------------------------------------------------------
Total from Investment Operations       .886           .113              .251
--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividends from Net
Investment Income                     (.796)         (.815)           (1.315)
--------------------------------------------------------------------------------
Distributions from
Realized Capital Gains                   --             --             (.026)
--------------------------------------------------------------------------------
Return of Capital                        --          (.038)              --
--------------------------------------------------------------------------------
Total Distributions                   (.796)         (.853)           (1.341)
--------------------------------------------------------------------------------
NET ASSET VALUE, END  OF PERIOD      $23.26         $23.17            $23.91
--------------------------------------------------------------------------------
TOTAL RETURN                          3.91%          0.53%             1.02%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net Assets, End of Period (Millions) $2,766         $2,523            $2,474
--------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                         0.11%/2/          0.11%          0.11%/2/
--------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets              8.61%/2//3/          3.96%          4.92%/2/
--------------------------------------------------------------------------------
Turnover Rate                      0.21%/2/            53%               47%
--------------------------------------------------------------------------------
1 Inception.
2 Annualized.
3 Reflects annualized inflation adjustments that may not continue at the same level for the full fiscal year.

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.


PURCHASING SHARES

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

ACCOUNT MINIMUMS FOR INVESTOR SHARES

To open and maintain an account.  $3,000.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

ACCOUNT MINIMUMS FOR ADMIRAL SHARES

To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares to Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

HOW TO PURCHASE SHARES
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.



By telephone. You may begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.

By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

HOW TO MAKE A PURCHASE REQUEST

By electronic bank transfer. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or whenever you wish. Your purchase request can be initiated online, by telephone, or by mail if your request is in good order.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. You may initiate your wire purchase by phone or online. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). " For a list of Fund numbers (for share classes in this prospectus), see Contacting Vanguard.

TRADE DATE
If the New York Stock Exchange (NYSE) is open for regular trading (a business day) at the time a purchase, conversion, exchange, or redemption request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.

You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order. NAVs are determined only on days when the NYSE is open for regular trading. For example, if your request is received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check purchases into all funds other than money market funds, and for exchanges and wire purchases into all funds: For a purchase request received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day the purchase request was received. For a purchase request received after the close of regular trading on the NYSE, the trade date will be the first business day following the day the purchase request was received.

For check purchases of money market funds only: For a purchase request received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the first business day following the day the purchase request was received. For a purchase request received after the close of regular trading on the NYSE, the trade date will be the second business day following the day the purchase request was received. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: If you have established the Automatic Investment Option, your trade date generally will be one business day before the date you designated for withdrawal from your bank account. If the trade date would fall in the year preceding the date you designated for withdrawal from your bank account, the trade date will be the first business day of the new year (the year you designated for withdrawal from your bank account).

For an electronic bank transfer (other than an Automatic Investment Plan purchase): For a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will be the following business day.

Your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

OTHER PURCHASE RULES YOU SHOULD KNOW

Admiral Shares.  Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Refused or Rejected Purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Place your transaction requests carefully. Vanguard will not accept your request to cancel any transaction request after processing of the request has begun.

CONVERTING SHARES

A conversion between share classes of the same fund is a nontaxable event.

If the NYSE is open for regular trading (a business day) at the time a purchase, conversion, exchange, or redemption request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.

For a conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day the conversion request was received. For a conversion request received after the close of regular trading on the NYSE, the trade date will be the first business day following the day the conversion request was received. See Other Rules You Should Know. (Please contact Vanguard for information on conversions to ETF Shares.)

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of each class of shares.


CONVERSIONS FROM INVESTOR SHARES TO ADMIRAL SHARES


Self-directed conversions. If your account balance is at least $100,000, you may convert Investor Shares to Admiral Shares at any time. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.

Tenure conversions. You are eligible for a tenure conversion from Investor Shares to Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

Automatic conversions. The Fund conducts periodic reviews of account balances and may convert an eligible account's Investor Shares to Admiral Shares. The Fund will notify the investor in writing before any automatic conversion to Admiral Shares. If you do not wish to convert to the lower-cost Admiral Shares, you may choose not to convert to them. Accounts that qualify for Admiral Shares on the basis of tenure alone will not be automatically converted.

CONVERSIONS TO INSTITUTIONAL SHARES

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares' eligibility requirements. Registered users of our web site, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.


MANDATORY CONVERSIONS TO ANOTHER CLASS
If an account no longer meets the balance requirements for a share class, the Fund may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion occurs.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.

By writing a check. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

HOW TO RECEIVE REDEMPTION PROCEEDS

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


TRADE DATES
If the NYSE is open for regular trading (a business day) at the time a purchase, conversion, exchange, or redemption request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order. NAVs are determined only on days when the NYSE is open for regular trading. For example, if your request is received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: For a redemption request received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day the redemption request was received. For a redemption request received after the close of regular trading on the NYSE, the trade date will be the first business day following the day the redemption request was received.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), on a day that the NYSE has regular trading hours, the redemption proceeds will leave Vanguard by the close of business the day the redemption request was received. For other money market wire redemption requests received before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds will leave Vanguard by the close of business on the first business day following the day the redemption request was received.

For bond fund redemptions by wire: For a redemption request received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds will leave Vanguard by the close of business on the first business day following the day the redemption request was received.

For an electronic bank transfer by Automatic Withdrawal Plan: Your trade date is the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be transferred from Vanguard to your designated bank account two business days after your trade date. If the date you designated for withdrawal falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day; however, if the trade date would then fall in the year preceding the date the proceeds of redeemed shares would be transferred from Vanguard, the trade date will actually be the first business day of the new year (the year proceeds of redeemed shares would be transferred from Vanguard to your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): For a redemption request received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day the redemption request was received. For a redemption request received after the close of regular trading on the NYSE, the trade date will be the first business day following the day the redemption request was received.

Your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

OTHER REDEMPTION RULES YOU SHOULD KNOW

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

No cancellations. Place your transaction requests carefully. Vanguard will not accept your request to cancel any transaction request after processing of the request has begun.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

EXCHANGING SHARES

If the NYSE is open for regular trading (a business day) at the time a purchase, conversion, exchange, or redemption request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:

.. Purchases of shares with reinvested dividend or capital gains distributions. .. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.
.. Redemptions of shares to pay fund or account fees.
.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Wire transactions and transaction requests submitted by fax are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.
.. Purchases of shares by asset transfer or direct rollover.
.. Conversions of shares from one share class to another in the same fund.
.. Checkwriting redemptions.
.. Section 529 college savings plans.
.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)


For participants in employer-sponsored defined contribution plans that are not served by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.
.. Purchases of shares with reinvested dividend or capital gains distributions. .. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.
.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
.. Redemptions of shares to pay fund or account fees.
.. Share or asset transfers or rollovers.
.. Re-registrations of shares.
.. Conversions of shares from one share class to another in the same fund.

Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

OTHER RULES YOU SHOULD KNOW


PROSPECTUS AND SHAREHOLDER REPORT MAILINGS
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

VANGUARD.COM

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).
.. Account registration and address.
.. Fund name and account number, if applicable.
.. Other information relating to the caller, the account holder, or the account.

Subject to revision. For any and all shareholders, we reserve the right, at any time and without prior notice, to revise, suspend, or terminate the privilege for any or all shareholders to transact or communicate with Vanguard by telephone.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.
.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.
.. Signature guarantees, if required for the type of transaction.(Call Vanguard for specific signature-guarantee requirements.)
.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.

FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about the rules that may apply.


Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


ACCOUNT SERVICE FEE
For most shareholders, Vanguard deducts a $20 account service fee from all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts. The fee will be assessed on fund accounts in all Vanguard funds, regardless of a fund's minimum investment amount. The account service fee, which will be assessed by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

.. Money market sweep accounts held through Vanguard Brokerage Services(R). .. Accounts held through intermediaries.


.. Accounts registered to Voyager, Voyager Select, and Flagship clients. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services/TM/, $500,000 for Vanguard Voyager Select Services/TM/, and $1 million for Vanguard Flagship Services/TM/. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs/TM/, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

 . Participant accounts in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department, which are subject to various fee structures. Please consult your enrollment materials for the rules that apply to your account).

.. Section 529 college savings plans.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

SHARE CLASSES
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send (or provide online, whichever you prefer) financial reports about Vanguard Inflation-Protected Securities Fund twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:


 . Performance assessments and comparisons with industry benchmarks. . Reports from the advisor.
 . Financial statements with listings of Fund holdings.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD

Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)/       For exchange transactions (subject to limitations)
 800-662-6273           Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-749-7273)
----------------------------------------------------------------------------------------
Admiral Service Center  For Admiral account information
888-237-9949            For most Admiral transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only
                        : Monday-Friday, 8:30 a.m. to 9 p.m.,Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to
                        7  p.m., Eastern time
----------------------------------------------------------------------------------------

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



FUND NUMBERS
Please use the specific fund number when contacting us:



                                              INVESTOR SHARES  ADMIRAL SHARES
VANGUARD INFLATION-PROTECTED SECURITIES FUND              119            5119
-------------------------------------------------------------------------------






Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-account, Tele-Account, Vanguard ETF, Vanguard Brokerage Services, Vanguard ETFs, Vanguard Small Business Online, Vanguard Voyager Services, Voyager, Vanguard Voyager Select Services, Voyager Select, Vanguard Flagship Services, Flagship, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

INFLATION-INDEXED SECURITIES. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.

MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

RETURN OF CAPITAL. A return of all or part of your original investment in the Fund. In general, return of capital reduces your cost basis in a Fund's shares and is not taxable to you, but return of capital after your cost basis has been reduced to zero is taxable as capital gains.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.


42
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


                                                       [SHIP LOGO VANGUARD/(R)/]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
FOR MORE INFORMATION
If you would like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for people with hearing impairment: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
Telephone: 800-662-2739 (CREW)
Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-4681
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                     P119 112007

VANGUARD/(R)/ INFLATION-PROTECTED
SECURITIES FUND

>  PROSPECTUS

INSTITUTIONAL SHARES

November 13, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]


--------------------------------------------------------------------------------

This prospectus contains financial data for the Fund through the fiscal period ended July 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Profile                       1       Investing With Vanguard         22
-------------------------------------------------------------------------------
More on the Fund                   6       Purchasing Shares               22
-------------------------------------------------------------------------------
 The Fund and Vanguard            14       Converting Shares               25
-------------------------------------------------------------------------------
 Investment Advisor               14       Redeeming Shares                26
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    16       Exchanging Shares               29
 Taxes
-------------------------------------------------------------------------------
 Share Price                      19       Frequent-Trading Limits         29
-------------------------------------------------------------------------------
Financial Highlights              20       Other Rules You Should Know     31
-------------------------------------------------------------------------------
                                           Fund and Account Updates        34
-------------------------------------------------------------------------------
                                           Contacting Vanguard             36
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    38
-------------------------------------------------------------------------------




WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


SHARE CLASS OVERVIEW
This prospectus offers the Fund's Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million.

A separate prospectus offers the Fund's Investor Shares and Admiral(TM) Shares, which have investment minimums of $3,000 and $100,000, respectively.

The Fund's separate share classes have different expenses; as a result, their investment performances will vary.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under More on the Fund.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be moderate for the Fund.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

 ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES/1/
-------------------------------------------------------------------------------
 [BAR CHART]
[RANGE -20% - 30%]
                        2004    8.25%
                        2005    2.78
                        2006    0.46
-------------------------------------------------------------------------------


1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2007, was 6.46%.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                            Since
                                                    1 Year           Inception/1/
VANGUARD INFLATION-PROTECTED SECURITIES FUND
INSTITUTIONAL SHARES
----------------------------------------------------------------------------------
Return Before Taxes                                  0.46%                  3.62%
----------------------------------------------------------------------------------
Return After Taxes on Distributions                 -0.77                   1.74
----------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
 of Fund Shares                                      0.29                   2.03
----------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.TREASURY INFLATION NOTES INDEX                                                                    3.70
(reflects no deduction for fees, expenses, or taxes) 0.41%                  3.70%
----------------------------------------------------------------------------------
1 Since-inception returns are from December 12, 2003--the inception date of the Institutional Shares--through December 31, 2006.


During the periods shown in the bar chart, the highest return for a calendar quarter was 4.95% (quarter ended March 31, 2004), and the lowest return for a quarter was -2.95% (quarter ended June 30, 2004).



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None/1/
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.06%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.02%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.08%
-------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.



The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$8            $26           $45           $103
--------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Inflation-Protected Securities Fund Institutional Shares' expense ratio in the current fiscal year to be 0.08%, or $0.80 per $1,000 of average net assets. The average Treasury inflation-protected securities fund had expenses in 2006 of 0.92%, or $9.20 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
as of July 31, 2007
--------------------------------------------------------------------------------------------
Net Assets                   $10.5 billion
--------------------------------------------------------------------------------------------
Investment Advisor           The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed quarterly in March, June,
                             September, and December; capital gains, if any, are
                             distributed annually in December.
--------------------------------------------------------------------------------------------
Inception Date               Investor Shares--June 29, 2000
                             Institutional Shares--December 12, 2003
--------------------------------------------------------------------------------------------
Suitable for IRAs            Yes
--------------------------------------------------------------------------------------------
Minimum Initial Investment   $5 million
--------------------------------------------------------------------------------------------
Newspaper Abbreviation       InPrSeln
--------------------------------------------------------------------------------------------
Vanguard Fund Number         1190
--------------------------------------------------------------------------------------------
Cusip Number                 922031745
--------------------------------------------------------------------------------------------
Ticker Symbol                VIPIX
--------------------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.However, the Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may be changed only upon 60 days' notice to shareholders.



MARKET EXPOSURE
The Fund invests mainly in a diversified group of investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.

 Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund's income level to fluctuate.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject to income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with CHANGES IN INTEREST RATES are expected to be low; however, income fluctuations resulting from CHANGES IN INFLATION are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.

Changes in interest rates will affect bond income as well as bond prices.


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REAL RETURNS

 Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.


The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of July 31, 2007, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aaa. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND TAXES

 Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding IISs pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
--------------------------------------------------------------------------------



SECURITY SELECTION
The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in a range of 7 to 20 years.

The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.



The Fund is generally managed without regard to tax ramifications.



OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.

.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

.. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of underlying securities, assets, or market indexes.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of the fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.



FREQUENT TRADING OR MARKET-TIMING

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.



TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for intermediate government funds was approximately 232%, as reported by Morningstar, Inc., on July 31, 2007.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 145 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor


The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of July 31, 2007, Vanguard served as advisor for approximately $870 billion in assets.

Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.


For the fiscal year ended July 31, 2007, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 John W. Hollyer, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Mr. Hollyer has co-managed the Fund since its inception.
 Education: B.S., University of Pennsylvania.

 Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992. Mr. Volpert has co-managed the Fund since its inception.
 Education: B.S., University of Illinois; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. In certain circumstances, the Fund also may distribute return of capital. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT RETURN OF CAPITAL

 Return of Capital is the portion of a distribution representing the return of your original investment in the Fund. Return of capital reduces your cost basis in the Fund's shares, and is not taxable to you until your cost basis has been reduced to zero. During periods of deflation, the Fund's inflation-indexed bonds may experience a downward adjustment in their value.
 If the downward adjustment more than offsets the income earned by the bonds, the adjustment may cause a portion of the dividends previously distributed to shareholders and classified as income to be reclassified as return of capital.
--------------------------------------------------------------------------------

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

.. Return-of-capital distributions generally are not taxable to you, unless your cost basis has been reduced to zero. If your cost basis is at zero, return-of-capital distributions will be treated as capital gains.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;
.. Certify that the taxpayer identification number is correct; and .. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). The information for the six-month period ended July 31, 2007, has not been audited by an independent registered public accounting firm. The information for all other periods in the table through January 31, 2007, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Institutional Shares began the fiscal period ended July 31, 2007, with a net asset value (price) of $9.44 per share. During the period, each Institutional Share earned $0.401 from investment income (interest). There was a decline of $0.044 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.357 per share from investment operations.

 Shareholders received $0.327 per share in the form of dividend distributions. There was no return or capital. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $9.47, reflecting earnings of $0.401 per share and distributions of $0.327 per share. This was an increase of $0.03 per share (from $9.44 at the beginning of the period to $9.47 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.87% for the period.

 As of July 31, 2007, the Institutional Shares had approximately $2.2 billion in net assets. For the period, the annualized expense ratio was 0.08% ($0.80 per $1,000 of net assets), and the annualized net investment income amounted to an annualized rate od 8.64% of average net assets. The Fund sold and replaced securities valued at an annualized rate of 21% of its net assets.
--------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND INSTITUTIONAL SHARES

                                                    Six
                                                 Months                                      Dec. 12,
                                                  Ended       Year Ended January 31,      2003 /1/ to
                                               July 31, --------------------------------     Jan. 31,
                                                   2007     2007       2006       2005           2004
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $9.44    $9.74     $10.06      $9.88         $10.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net Investment Income                              .401     .398       .471       .483             --
---------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)           (.044)   (.348)     (.194)      .207           .080
on Investments
---------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .357     .050       .277       .690           .080
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income              (.327)   (.335)     (.556)     (.458)         (.104)
---------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains           --        --      (.041)     (.052)         (.096)
---------------------------------------------------------------------------------------------------------------
Return of Capital                                   --     (.015)        --         --             --
---------------------------------------------------------------------------------------------------------------
Total Distributions                               (.327)   (.350)     (.597)     (.510)         (.200)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                    $9.47    $9.44      $9.74     $10.06         $ 9.88

---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      3.87%    0.57%      2.79%      7.15%          0.83%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)             $2,203   $1,673     $1,238       $601           $204
---------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets  0.08%/2/    0.08%      0.08%      0.11%       0.12%/2/

------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average   8.64%/2//3/    3.99%      4.95%      4.93%          --/4/
Net Assets
------------------------------------------------------------------------------------------------------------
Turnover Rate                                    21%/2/      53%        47%        73%               63%
------------------------------------------------------------------------------------------------------------
1 Inception.
2 Annualized.
3 Reflects annualized inflation adjustments that may not continue at the same level for the full fiscal year.
4 Negative inflation adjustments and premium amortization completely offset coupon income for the period
  December 12, 2003, to January 31, 2004.

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information

PURCHASING SHARES

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.


Investment minimums may differ for certain categories of investors.


ACCOUNT MINIMUMS FOR INSTITUTIONAL SHARES

To open and maintain an account. $5 million. Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.

By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

HOW TO MAKE A PURCHASE REQUEST
 By electronic bank transfer. To establish the electronic bank transfer option, on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or whenever you wish. Your purchase request can be initiated online, by telephone, or by mail if your request is in good order.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. You may initiate your wire purchase by phone or online. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to include the appropriate fund number (e.g., Vanguard--1190). See Contacting Vanguard.

TRADE DATE
If the New York Stock Exchange (NYSE) is open for regular trading (a business day) at the time a purchase, conversion, exchange, or redemption request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.

You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order. NAVs are determined only on days when the NYSE is open for regular trading. For example, if your request is received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check purchases into all funds other than money market funds, and for exchanges and wire purchases into all funds: For a purchase request received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day the purchase request was received. For a purchase request received after the close of regular trading on the NYSE, the trade date will be the first business day following the day the purchase request was received.

For check purchases of money market funds only: For a purchase request received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the first business day following the day the purchase request was received. For a purchase request received after the close of regular trading on the NYSE, the trade date will be the second business day following the day the purchase request was received. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.


For an electronic bank transfer by Automatic Investment Plan: If you have established the Automatic Investment Option, your trade date generally will be one business day before the date you designated for withdrawal from your bank account. If the trade date would fall in the year preceding the date you designated for withdrawal from your bank account, the trade date will be the first business day of the new year (the year you designated for withdrawal from your bank account).


For an electronic bank transfer (other than an Automatic Investment Plan purchase): For a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will be the following business day.

Your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

OTHER PURCHASE RULES YOU SHOULD KNOW

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Refused or Rejected Purchase Requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Place your transaction requests carefully. Vanguard will not accept your request to cancel any transaction request after processing of the request has begun.

CONVERTING SHARES

A conversion between share classes of the same fund is a nontaxable event.

If the NYSE is open for regular trading (a business day) at the time a purchase, conversion, exchange, or redemption request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.


For a conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day the conversion request was received. For a conversion request received after the close of regular trading on the NYSE, the trade date will be the first business day following the day the conversion request was received. See Other Rules You Should Know. (Please contact Vanguard for information on conversions to ETF Shares.)


PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of each class of shares.

CONVERSIONS FROM ANOTHER SHARE CLASS

Self-Directed Conversions. You are eligible for a self-directed conversion from another class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares' eligibility requirements. Registered users of our web site, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

MANDATORY CONVERSIONS TO ANOTHER CLASS
If an account no longer meets the balance requirements for a share class, the Fund may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion occurs.

REDEEMING SHARES

How to Redeem Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.

By writing a check. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

HOW TO RECEIVE REDEMPTION PROCEEDS

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.

TRADE DATES


If the NYSE is open for regular trading (a business day) at the time a purchase, conversion, exchange, or redemption request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.


You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order. NAVs are determined only on days when the NYSE is open for regular trading. For example, if your request is received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: For a redemption request received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day the redemption request was received. For a redemption request received after the close of regular trading on the NYSE, the trade date will be the first business day following the day the redemption request was received.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), on a day that the NYSE has regular trading hours, the redemption proceeds will leave Vanguard by the close of business the day the redemption request was received. For other money market wire redemption requests received before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds will leave Vanguard by the close of business on the first business day following the day the redemption request was received.

For bond fund redemptions by wire: For a redemption request received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds will leave Vanguard by the close of business on the first business day following the day the redemption request was received.

For an electronic bank transfer by Automatic Withdrawal Plan: Your trade date is the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be transferred from Vanguard to your designated bank account two business days after your trade date. If the date you designated for withdrawal falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day; however, if the trade date would then fall in the year preceding the date the proceeds of redeemed shares would be transferred from Vanguard, the trade date will actually be the first business day of the new year (the year proceeds of redeemed shares would be transferred from Vanguard to your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): For a redemption request received by Vanguard before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day the redemption request was received. For a redemption request received after the close of regular trading on the NYSE, the trade date will be the first business day following the day the redemption request was received.

Your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

OTHER REDEMPTION RULES YOU SHOULD KNOW

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

No cancellations. Place your transaction requests carefully. Vanguard will not accept your request to cancel any transaction request after processing of the request has begun.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

EXCHANGING SHARES

If the NYSE is open for regular trading (a business day) at the time a purchase, conversion, exchange, or redemption request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Wire transactions and transaction requests submitted by fax are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)


For participants in employer-sponsored defined contribution plans that are not served by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.

Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW

Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

VANGUARD.COM

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).


.. Account registration and address.
.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.

Subject to revision. For any and all shareholders, we reserve the right, at any time and without prior notice, to revise, suspend, or terminate the privilege for any or all shareholders to transact or communicate with Vanguard by telephone.


GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.
.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.
.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)
.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.

FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about the rules that may apply.


Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


LOW-BALANCE ACCOUNTS
The Fund reserves the right to convert an investor's Institutional Shares to Investor Shares or Admiral Shares of the Fund if the investor's fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.


RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

SHARE CLASSES
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard Inflation-Protected Securities Fund twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks. .. Reports from the advisor.
.. Financial statements with listings of Fund holdings.


PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



CONTACTING VANGUARD

Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)  /     For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-749-7273)
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only
                        : Monday-Friday, 8:30 a.m. to 9 p.m.,Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to
                        7 p.m.,Eastern time
----------------------------------------------------------------------------------------


VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



FUND NUMBER
Please use the specific fund number when contacting us:


VANGUARD INFLATION-PROTECTED SECURITIES FUND           1190
-------------------------------------------------------------





Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral,Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

INFLATION-INDEXED SECURITIES. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.

MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

RETURN OF CAPITAL. A return of all or part of your original investment in the Fund. In general, return of capital reduces your cost basis in a Fund's shares and is not taxable to you, but return of capital after your cost basis has been reduced to zero is taxable as capital gain.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900
CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
For More Information
If you would like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

If you are an individual investor:
The Vanguard Group Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP); Text Telephone for people with hearing impairment: 800-952-3335
If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102; Text Telephone for people with hearing impairment:
800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739 (CREW); Text Telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-4681
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                    I1190 112007

VANGUARD/(R)/ INFLATION-PROTECTED
SECURITIES FUND
>  PROSPECTUS
INVESTOR SHARES FOR PARTICIPANTS

November 13, 2007

--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]


--------------------------------------------------------------------------------


This prospectus contains financial data for the Fund through the fiscal period ended July 31, 2007.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


Fund Profile              1       Financial Highlights                      17
-------------------------------------------------------------------------------
More on the Fund          5       Investing With Vanguard                   20
-------------------------------------------------------------------------------
 The Fund and Vanguard    13      Accessing Fund Information by Computer    23
------------------------------------------------------------------------------
 Investment Advisor       14      Glossary of Investment Terms              24
-------------------------------------------------------------------------------
 Dividends, Capital       15
 Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price              16
-------------------------------------------------------------------------------





WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under More on the Fund.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be moderate for the Fund.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

-------------------------------------------------------------------------------
[BAR CHART]
[RANGE -20% - 30%]
                        2001     7.61%
                        2002    16.61
                        2003     8.00
                        2004     8.27
                        2005     2.59
                        2006     0.43
-------------------------------------------------------------------------------


1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2007, was 6.25%.




During the periods shown in the bar chart, the highest return for a calendar quarter was 7.96% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.04% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                                                                S             ince
                                                                     1 Year                 5 Years                    Inception/1/
VANGUARD INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES         0.43%                     7.04%                         7.52%
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury Inflation Notes Index                  0.41%                     7.19%                         7.70%
-----------------------------------------------------------------------------------------------------------------------------------
1 Subscription period for the Fund's Investor Shares was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Since-inception returns are from June 29, 2000--when the Fund began investing in conformance with its investment objectives--through December 31, 2006.



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.17%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.20%
-------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$20           $64           $113          $255
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Inflation-Protected Securities Fund Investor Shares' expense ratio in the current fiscal year to be 0.20%, or $2.00 per $1,000 of average net assets. The average Treasury inflation-protected securities fund had expenses in 2006 of 0.92%, or $9.20 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



ADDITIONAL INFORMATION
as of July 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $10.5 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  June 29, 2000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          InflaPro
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            119
-----------------------------------------------------------------------------------------------
Cusip Number                    922031869
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VIPSX
-----------------------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may be changed only upon 60 days' notice to shareholders.



MARKET EXPOSURE
The Fund invests mainly in a diversified group of investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.

 Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund's income level to
--------------------------------------------------------------------------------




[FLAG]
The Fund is subject to income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with CHANGES IN INTEREST RATES are expected to be low; however, income fluctuations resulting from CHANGES IN INFLATION are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.

Changes in interest rates will affect bond income as well as bond prices.


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REAL RETURNS

 Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.


The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of July 31, 2007, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aaa. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND TAXES

 Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding IISs pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
--------------------------------------------------------------------------------



SECURITY SELECTION
The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in a range of 7 to 20 years.

The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


The Fund is generally managed without regard to tax ramifications.



OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.

.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

.. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of underlying securities, assets, or market indexes.


Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of the fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;
.. Add value when these instruments are attractively priced; or .. Adjust sensitivity to changes in interest rates.


The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


FREQUENT TRADING OR MARKET-TIMING

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for intermediate government funds was approximately 232%, as reported by Morningstar, Inc., on July 31, 2007.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 145 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of July 31, 2007, Vanguard served as advisor for approximately $870 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended July 31, 2007, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 John W. Hollyer, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Mr. Hollyer has co-managed the Fund since its inception.
 Education: B.S., University of Pennsylvania.

 Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992. Mr. Volpert has co-managed the Fund since its inception.
 Education: B.S., University of Illinois; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). The information for the six-month period ended July 31, 2007, has not been audited by an independent registered public accounting firm. The information for all other periods in the table through January 31, 2007, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Investor Shares began fiscal period ended July 31, 2007 with a net asset value (price) of $11.80 per share. During the period, each Investor Share earned $0.493 from investment income (interest). There was a decline of $0.056 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.437 per share from investment operations.

 Shareholders received $0.397 per share in the form of dividend distributions. There was no return of capital. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $11.84, reflecting earnings of $0.397 per share and distributions of $0.397 per share. This was an increase of $0.04 per share (from $11.80 at the beginning of the period to $11.84 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.79% for the period.

 As of July 31, 2007, the Investor Shares had approximately $5.6 billion in net assets. For the period, the annualized expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the annualized net investment income amounted to 8.52% of average net assets. The Fund sold and replaced securities valued at an annualized rate of 21% of its net assets.
--------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------


                                            Six
                                         Months
                                          Ended                                                             Year Ended January 31,
                                       July 31, ----------------------------------------------------------------------------------
                                          2007              2007                2006         2005         2004         2003

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $11.80           $12.18              $12.57       $12.36       $11.91       $10.68
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      .493             .483                .573         .596          .41          .47
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investments                     (.056)           (.437)              (.230)        .244          .61         1.28
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations           .437             .046                .343         .840         1.02         1.75
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income      (.397)           (.407)              (.681)       (.565)        (.45)        (.46)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                 --                --               (.052)       (.065)        (.12)        (.06)
Capital Gains
-----------------------------------------------------------------------------------------------------------------------------------
Return of Capital                           --             (.019)                 --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                       (.397)           (.426)              (.733)       (.630)        (.57)        (.52)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $11.84           $11.80              $12.18       $12.57       $12.36       $11.91
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/1/                            3.79%            0.43%               2.76%        6.96%        8.69%       16.64%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)     $5,562           $5,361              $6,227       $7,530       $5,164       $3,143
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                     0.20%/2/            0.20%               0.20%        0.17%        0.18%        0.22%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income
to Average Net Assets               8.52%/2//3/            3.87%               4.83%        4.83%        3.46%        4.55%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                            21%/2/              53%                 47%          73%          63%         108%
-----------------------------------------------------------------------------------------------------------------------------------
1 Does not reflect the account service fee that may apply to accounts with balances below $10,000.
2 Annualized.
3 Reflects annualized inflation adjustments that may not continue at the same level for the full fiscal year.

INVESTING WITH VANGUARD


The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.


.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.
.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.
.. Vanguard reserves the right to change these policies without prior notice to shareholders.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), the following policy applies, regardless of the dollar amount:

.. You must wait 60 days before exchanging back into the fund. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.
.. Purchases of shares with reinvested dividend or capital gains distributions. .. Distributions, loans, and in-service withdrawals from a plan.
.. Redemptions of shares as part of a plan termination or at the direction of the plan.
.. Redemptions of shares to pay fund or account fees.
.. Share or asset transfers or rollovers.
.. Re-registrations of shares within the same fund.
.. Conversions of shares from one share class to another in the same fund.
.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.
.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.



Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

INFLATION-INDEXED SECURITIES. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.

MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

 NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

RETURN OF CAPITAL. A return of all or part of your original investment in the Fund. In general, return of capital reduces your cost basis in a Fund's shares and is not taxable to you, but return of capital after your cost basis has been reduced to zero is taxable as capital gain.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

 YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       [SHIP LOGO VANGUARD/(R)/]
                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
For More Information If you would like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for people with hearing impairment: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                             Fund's Investment Company Act file number: 811-4681
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.


                                                                    I119  112007

VANGUARD/(R)/ INFLATION-PROTECTED
SECURITIES FUND
>  PROSPECTUS
ADMIRAL(TM) SHARES FOR PARTICIPANTS

November 13, 2007

--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]


--------------------------------------------------------------------------------


This prospectus contains financial data for the Fund through the fiscal period ended July 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


Fund Profile              1       Financial Highlights                     17
-------------------------------------------------------------------------------
More on the Fund          5       Investing With Vanguard                  20
-------------------------------------------------------------------------------
 The Fund and Vanguard   13       Accessing Fund Information by Computer   23
-------------------------------------------------------------------------------
 Investment Advisor      14       Glossary of Investment Terms             24
-------------------------------------------------------------------------------
 Dividends, Capital      15
Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price             16
-------------------------------------------------------------------------------




WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under More on the Fund.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be moderate for the Fund.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's Admiral Shares have performed over the period shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--ADMIRAL SHARES/1/
-------------------------------------------------------------------------------

[BAR CHART]
[RANGE -20% - 30%]
                        2006    0.52%
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2007, was 6.33%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 3.58% (quarter ended September 30, 2006), and the lowest return for a quarter was -2.07% (quarter ended March 31, 2006).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                               Since
                                                               1 Year   Inception/1/

VANGUARD INFLATION-PROTECTED SECURITIES FUND ADMIRAL SHARES     0.52%          0.91%
-------------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. TREASURY INFLATION NOTES INDEX
(reflects no deduction for fees or expenses)                    0.41%          0.91%
-------------------------------------------------------------------------------------
1 Since-inception returns are from June 10, 2005--the inception date of the Admiral
 Shares--through December 31, 2006.



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.08%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.11%
-------------------------------------------------------------------------




The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$11           $35           $62           $141
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund.We expect Vanguard Inflation-Protected Securities Fund Admiral Shares' expense ratio in current fiscal year to be 0.11%, or $1.10 per $1,000 of average net assets. The average treasury inflation-protected security fund had expenses in 2006 of 0.92%, or $9.20 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



ADDITIONAL INFORMATION
as of July 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $10.5 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception

-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.

-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--June 29, 2000
                                Admiral Shares--June 10, 2005

-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          InfProAd

-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5119

-----------------------------------------------------------------------------------------------
Cusip Number                    922031737

-----------------------------------------------------------------------------------------------
Ticker Symbol                   VAIPX

-----------------------------------------------------------------------------------------------

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FlAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may be changed only upon 60 days' notice to shareholders.



MARKET EXPOSURE
The Fund invests mainly in a diversified group of investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.

 Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund's income level to fluctuate.
--------------------------------------------------------------------------------




[FlAG]
The Fund is subject to income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with CHANGES IN INTEREST RATES are expected to be low; however, income fluctuations resulting from CHANGES IN INFLATION are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.

Changes in interest rates will affect bond income as well as bond prices.


[FlAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REAL RETURNS

 Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.
--------------------------------------------------------------------------------



[FlAG]
The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.


The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of July 31, 2007, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aaa. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND TAXES

 Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding IISs pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
--------------------------------------------------------------------------------



SECURITY SELECTION
The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in a range of 7 to 20 years.

The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

[FlAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


The Fund is generally managed without regard to tax ramifications.



OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.

.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

.. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

[FlAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of underlying securities, assets, or market indexes.


Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of the fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;
.. Add value when these instruments are attractively priced; or .. Adjust sensitivity to changes in interest rates.


The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.



FREQUENT TRADING OR MARKET-TIMING

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for intermediate government funds was approximately 232%, as reported by Morningstar, Inc., on July 31, 2007.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 145 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of July 31, 2007, Vanguard served as advisor for approximately $870 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended July 31, 2007, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 John W. Hollyer, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Mr. Hollyer has co-managed the Fund since its inception.
 Education: B.S., University of Pennsylvania.

 Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992. Mr. Volpert has co-managed the Fund since its inception.
 Education: B.S., University of Illinois; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions).The information for the six-month period ended July 31, 2007, has not been audited by an independent registered public accounting firm. The information for all other periods in the table through January 31, 2007, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Admiral Shares began fiscal period ended July 31, 2007 with a net asset value (price) of $23.17 per share. During the period, each Admiral Share earned $0.979 from investment income (interest). There was a decline of $0.093 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.886 per share from investment operations.

 Shareholders received $0.796 per share in the form of dividend distributions. There was no return of capital. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $23.26, reflecting earnings of $0.886 per share and distributions of $0.796 per share. This was an increase of $0.09 per share (from $23.17 at the beginning of the period to $23.26 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.91% for the year.

 As of July 31, 2007, the Admiral Shares had approximately $2.8 billion in net assets. For the period, the annualized expense ratio was 0.11% ($1.10 per $1,000 of net assets), and the annualized net investment income amounted to 8.61% of average net assets. The Fund sold and replaced securities valued at an annualized rate of 21% of its net assets.
--------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND ADMIRAL SHARES
-------------------------------------------------------------------------------
                                        Six
                                     Months            Year          June 10,
                                      Ended           Ended           2005 to
                                   July 31,        Jan. 31,          Jan. 31,
                                       2007            2007              2006
-------------------------------------------------------------------------------
NET ASSET VALUE,                     $23.17          $23.91            $25.00
BEGINNING OF PERIOD
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
Net Investment Income                  .979            .971              .683
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investments                 (.093)          (.858)            (.432)
--------------------------------------------------------------------------------
Total from Investment Operations       .886            .113              .251
--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividends from Net
Investment Income                     (.796)         (.815)           (1.315)
--------------------------------------------------------------------------------
Distributions from
Realized Capital Gains                   --             --             (.026)
--------------------------------------------------------------------------------
Return of Capital                        --           (.038)              --
----------------------------------------------------- ---------------------------
Total Distributions                   (.796)          (.853)           (1.341)
--------------------------------------------------------------------------------
NET ASSET VALUE, END  OF PERIOD      $23.26          $23.17            $23.91
--------------------------------------------------------------------------------
TOTAL RETURN                          3.91%           0.53%             1.02%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net Assets, End of Period (Millions) $2,766          $2,523            $2,474
--------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                         0.11%/2/           0.11%          0.11%/2/
--------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets              8.61%/2//3/           3.96%          4.92%/2/
--------------------------------------------------------------------------------
Turnover Rate                      0.21%/2/             53%               47%
--------------------------------------------------------------------------------
1 Inception.
2 Annualized.
3 Reflects  annualized  inflation  adjustments that may not continue at the same level for the full fiscal year.

INVESTING WITH VANGUARD


The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.


.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.
.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.
.. Vanguard reserves the right to change these policies without prior notice to shareholders.


INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


TRANSACTIONS
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), the following policy applies, regardless of the dollar amount:
.. You must wait 60 days before exchanging back into the fund. The 60-day clock restarts after every exchange out of the fund.


The policy does not apply to the following:
.. Purchases of shares with participant payroll or employer contributions or loan repayments.
.. Purchases of shares with reinvested dividend or capital gains distributions. .. Distributions, loans, and in-service withdrawals from a plan.
.. Redemptions of shares as part of a plan termination or at the direction of the plan.
.. Redemptions of shares to pay fund or account fees.
.. Share or asset transfers or rollovers.
.. Re-registrations of shares within the same fund.
.. Conversions of shares from one share class to another in the same fund.
.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.
.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.



Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
















Vanguard, Connect with Vanguard, Plain Talk, Admiral, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

INFLATION-INDEXED SECURITIES. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.

MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

RETURN OF CAPITAL. A return of all or part of your original investment in the Fund. In general, return of capital reduces your cost basis in a Fund's shares and is not taxable to you, but return of capital after your cost basis has been reduced to zero is taxable as capital gain.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       [SHIP LOGO VANGUARD/(R)/]
                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
For More Information
If you would like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for people with hearing impairment: 800-749-7273


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                             Fund's Investment Company Act file number: 811-4681

                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.


                                                                    I5119 112007

VANGUARD/(R)/ INFLATION-PROTECTED
SECURITIES FUND
 >  PROSPECTUS
 INVESTOR SHARES

 November 13, 2007

--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]


--------------------------------------------------------------------------------


 This prospectus contains financial data for the Fund through the fiscal period ended July 31, 2007.

 Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Profile                1       Financial Highlights           15
-----------------------------------------------------------------------
More on the Fund            4       General Information            18
-----------------------------------------------------------------------
 The Fund and Vanguard     11       Glossary of Investment Terms   20
-----------------------------------------------------------------------
 Investment Advisor        12
-----------------------------------------------------------------------
 Taxes                     13
-----------------------------------------------------------------------
 Share Price               14
-----------------------------------------------------------------------




WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Investor Shares and is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.


A Note About Investing in the Fund
The Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of the Fund directly, but only through a contract offered by the insurance company.

The Fund's income annuity accounts' performance will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under More on the Fund.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be moderate for the Fund.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

-------------------------------------------------------------------------------
[BAR CHART]
[RANGE -20% - 30%]
                        2001     7.61%
                        2002    16.61
                        2003     8.00
                        2004     8.27
                        2005     2.59
                        2006     0.43
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2007, was 6.25%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 7.96% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.04% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                                                                S             ince
                                                                     1 Year                 5 Years                    Inception/1/
VANGUARD INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES         0.43%                     7.04%                         7.52%
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury Inflation Notes Index                  0.41%                     7.19%                         7.70%
-----------------------------------------------------------------------------------------------------------------------------------
1 Subscription period for the Fund's Investor Shares was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Since-inception returns are from June 29, 2000--when the Fund began investing in conformance with its investment objectives--through December 31, 2006.


A NOTE ON FEES
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.

However, these costs are reflected in the investment performance figures included in this prospectus.The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.17%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.0
                                                               3%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.20%
-------------------------------------------------------------------------





The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$20           $64           $113          $255
--------------------------------------------------------





This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


MORE ON THE FUND

This prospectus describes the primary risks you would face as an investor in this Fund. It is important to keep in mind one of the main axioms of investing:
The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor.


The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may be changed only upon 60 days' notice to shareholders.



MARKET EXPOSURE
The Fund invests mainly in a diversified group of investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.

 Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund's income level to fluctuate.
--------------------------------------------------------------------------------




[FLAG]
The Fund is subject to income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with CHANGES IN INTEREST RATES are expected to be low; however, income fluctuations resulting from CHANGES IN INFLATION are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.

Changes in interest rates will affect bond income as well as bond prices.


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REAL RETURNS

 Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.


The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of July 31, 2007, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aaa. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND TAXES

 Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding IISs pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
--------------------------------------------------------------------------------



SECURITY SELECTION
The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in a range of 7 to 20 years.

The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


The Fund is generally managed without regard to tax ramifications.



Other Investment Policies and Risks
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.

.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

.. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of underlying securities, assets, or market indexes.


Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of the fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.


The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.



FREQUENT TRADING OR MARKET-TIMING

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for intermediate government funds was approximately 232%, as reported by Morningstar, Inc., on July 31, 2007.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------




THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 145 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of July 31, 2007, Vanguard served as advisor for approximately $870 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended July 31, 2007, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 John W. Hollyer, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Mr. Hollyer has co-managed the Fund since its inception.
 Education: B.S., University of Pennsylvania.

 Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992. Mr. Volpert has co-managed the Fund since its inception.
 Education: B.S., University of Illinois; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


TAXES

The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Fund's NAV is used to determine the annuity's unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). The information for the six-month period ended July 31, 2007, has not been audited by an independent registered public accounting firm. The information for all other periods in the table through January 31, 2007, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


Yields and total returns presented for the Fund are net of the Fund's operating expenses, but do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Investor Shares began the fiscal period ended July 31, 2007 with a net asset value (price) of $11.80 per share. During the period, each Investor Share earned $0.493 from investment income (interest). There was a decline of $0.056 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.437 per share from investment operations.

 Shareholders received $0.397 per share in the form of dividend distributions. There was no return of capital. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $11.84, reflecting earnings of $0.397 per share and distributions of $0.397 per share. This was an increase of $0.04 per share (from $11.80 at the beginning of the period to $11.84 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.79% for the period.

 As of July 31, 2007, the Investor Shares had approximately $5.6 billion in net assets. For the period, the annualized expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the annualized net investment income amounted to 8.52% of average net assets. The Fund sold and replaced securities valued at an annualized rate of 21% of its net assets.
--------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------


                                            Six
                                         Months
                                          Ended                                                             Year Ended January 31,
                                       July 31, ----------------------------------------------------------------------------------
                                          2007              2007                2006         2005         2004         2003

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $11.80           $12.18              $12.57       $12.36       $11.91       $10.68
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      .493             .483                .573         .596          .41          .47
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investments                     (.056)           (.437)              (.230)        .244          .61         1.28
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations           .437             .046                .343         .840         1.02         1.75
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income      (.397)           (.407)              (.681)       (.565)        (.45)        (.46)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                 --                --               (.052)       (.065)        (.12)        (.06)
Capital Gains
-----------------------------------------------------------------------------------------------------------------------------------
Return of Capital                           --             (.019)                 --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                       (.397)           (.426)              (.733)       (.630)        (.57)        (.52)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $11.84           $11.80              $12.18       $12.57       $12.36       $11.91
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/1/                            3.79%            0.43%               2.76%        6.96%        8.69%       16.64%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)     $5,562           $5,361              $6,227       $7,530       $5,164       $3,143
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                     0.20%/2/            0.20%               0.20%        0.17%        0.18%        0.22%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income
to Average Net Assets               8.52%/2//3/            3.87%               4.83%        4.83%        3.46%        4.55%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                            21%/2/              53%                 47%          73%          63%         108%
-----------------------------------------------------------------------------------------------------------------------------------
1 Does not reflect the account service fee that may apply to accounts with balances below $10,000.
2 Annualized.
3 Reflects annualized inflation adjustments that may not continue at the same level for the full fiscal year.

GENERAL INFORMATION

The Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Fund's shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund's shareholders, the Fund may reject such a purchase request.

If you wish to redeem money from the Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.

The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the SEC.

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Fund's instructions. In most instances, for these categories of investors, a contract owner's properly transmitted order will be priced at the Fund's next-determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply. See the accompanying prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.


We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by that Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



















Vanguard, Connect with Vanguard, PlainTalk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.


CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


CASH INVESTMENts. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.


FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


INFLATION-INDEXED SECURITIES. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.


MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.


NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.


RETURN OF CAPITAL. A return of all or part of your original investment in the Fund. In general, return of capital reduces your cost basis in a Fund's shares and is not taxable to you, but return of capital after your cost basis has been reduced to zero is taxable as capital gain.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       [SHIP LOGO VANGUARD/(R)/]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

 CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text telephone for people with hearing impairment: 800-523-8004


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                             Fund's Investment Company Act file number: 811-4681

                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                    P119A 112007

                                     PART B

                         VANGUARD/(R)/ BOND INDEX FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 13, 2007


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated April 2, 2007, for the Bond Index Funds, and, for Vanguard Inflation-Protected Securities Fund). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-21
SHARE PRICE...........................................................B-22
PURCHASE AND REDEMPTION OF SHARES.....................................B-22
MANAGEMENT OF THE FUNDS...............................................B-24
INVESTMENT ADVISORY SERVICES..........................................B-36
PORTFOLIO TRANSACTIONS................................................B-38
PROXY VOTING GUIDELINES...............................................B-39
INFORMATION ABOUT THE ETF SHARE CLASS ................................B-44
FINANCIAL STATEMENTS..................................................B-49
DESCRIPTION OF BOND RATINGS...........................................B-49

                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard Bond Index Funds (the Trust) was organized as a Maryland corporation in 1986 and was reorganized as a Delaware statutory trust in May 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Bond Index Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following funds (and classes thereof):




                                                                    SHARE CLASSES/1/
                                                                  --------------------
FUND/2/                                             INVESTOR   ADMIRAL     SIGNAL    INSTITUTIONAL     ETF
----                                                --------   -------    -------   --------------    ----
Vanguard Total Bond Market Index Fund                  Yes       Yes        Yes           Yes          Yes
Vanguard Short-Term Bond Index Fund                    Yes       Yes        Yes           No           Yes
Vanguard Intermediate-Term Bond Index Fund             Yes       Yes        Yes           Yes          Yes
Vanguard Long-Term Bond Index Fund                     Yes        No         No           Yes          Yes
Vanguard Inflation-Protected Securities Fund/3/        Yes       Yes         No           Yes           No

1 Individually a class; collectively the classes.
2 Individually, a Fund; collectively, the Funds.
3 Prior to November 13, 2007, the Fund was a series of Vanguard Fixed Income Securities Funds.






 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS


 CUSTODIAN. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.


CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


 DIVIDEND RIGHTS. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

 CONVERSION RIGHTS. Shareholders of each Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements, except that shareholders may not convert into or out of a Fund's ETF Shares.

 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. Under normal circumstances, each Bond Index Fund invests at least 80% of its assets in bonds that are part of its target index. The
Inflation-Protected Securities Fund invests at least 80% of its assets in inflation-indexed bonds. In applying these 80% policies, each Fund's assets include its net assets and borrowings for investment purposes.



 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff, or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

 DEBT SECURITIES. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

 DEBT SECURITIES -- BANK OBLIGATIONS. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

DEBT SECURITIES -- COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months. Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

 Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

 U.S. Treasury securities are backed by the full faith and credit of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.

 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Fund's distributions of net investment income.

 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for certain purposes of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 Vanguard ETF(TM)* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies, " except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

---------
* U.S. Pat. No. 6,879,964 B2.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can

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be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.

 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing

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countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.

 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. (See "Debt Securities
- U.S. Government Securities" above.)

 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors including the level of interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

 MORTGAGE-BACKED SECURITIES--HYBRID ARMS. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.


 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.

 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.

 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.

 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held bythe fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount that, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

 TAX MATTERS --TAX CONSIDERATIONS FOR NON-U.S. INVESTORS. U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in Vanguard funds. The American Jobs Creation Act of 2004 (the 2004 Act) has temporarily modified the applicable withholding and estate taxes for non-U.S. investors. Under the 2004 Act, distributions to non-U.S. investors that are properly designated as net short-term capital gains or qualified interest dividends will not be subject to U.S. withholding tax if the investor provides required documentation certifying their non-U.S. status for tax purposes. Other distributions to such investors may be subject to U.S. withholding tax and, unless the exemption provided by the 2004 Act is extended by Congress, net short-term capital gains and qualified interest dividends will again become subject to such tax in the fund's first taxable year beginning after December 31, 2007. The 2004 Act also provides a partial exemption from U.S. estate tax for fund shares held by the estate of a non-U.S. decedent who dies before January 1, 2008.

 Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive positions that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; 2) repurchase agreements involving any such securities; and (3) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive positions. In taking such positions, the fund may fail to achieve its investment objective.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.

 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in futures contracts and options transactions. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

  INDUSTRY CONCENTRATION. Each Fund will not invest more than 25% of its total assets in any one industry except as necessary to approximate the composition of its target index.

 INVESTING FOR CONTROL.* Each Fund may not invest in a company for purposes of controlling its management.

 INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.

 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

 MARGIN.* Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 OIL, GAS, MINERALS.* Each Fund may not invest in oil, gas, or other mineral exploration or development programs.

 PLEDGING ASSETS.* Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

 SENIOR SECURITIES. Each Fund may not issue senior securities.

 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


 *These limitations are non-fundamental for Vanguard Inflation-Protected Securities Fund, and, therefore, may be changed without a shareholder vote. The Inflation-Protected Securities Fund, as a non-fundamental policy, also may not
1) invest more than 5% of its total assets in companies that have less than three years of operating history (including the operating history of any predecessors); or 2) purchase or sell warrants, put options, or call options, except as permitted by the Fund's investment limitation relating to commodities.


 None of these limitations prevents a Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

 Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. All investment limitations must comply with applicable regulatory requirements. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                                   SHARE PRICE


Multiple-class funds do not have a share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES


When purchasing shares from a Fund (whether directly or through a broker), the purchase price is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. (If you purchase ETF Shares on the secondary market, by contrast, you will pay the prevailing market price, which may be higher or lower than the NAV.)

 Each Fund, except the Inflation-Protected Securities Fund, reserves the right to impose a transaction fee on any purchase of non-ETF shares that, in the opinion of the advisor, would disrupt efficient management of the Fund. The advisor currently believes that it may be necessary to impose the transaction fees specified in the following table if an investor's aggregate purchases into any Fund over a twelve-month period exceed, or are expected to exceed, the indicated amounts.






FUND                                      TRANSACTION FEE  AGGREGATE PURCHASES
----                                      ---------------  -------------------
Vanguard Total Bond Market Index Fund               0.18%   Over $500 million
Vanguard Short-Term Bond Index Fund                 0.15    Over $100 million
Vanguard Intermediate-Term Bond Index Fund          0.23    Over $100 million
Vanguard Long-Term Bond Index Fund                  0.21    Over $100 million





                                    B-22<

 When applicable, transaction fees will be imposed on the aggregate amount of an investor's purchases. Fees are based on the advisor's estimate of the transaction costs incurred by each Fund in accepting new investments, which depends on the types of securities in which each Fund invests. Fees may be waived or reduced, however, if an investor's purchases can be offset by other shareholders' redemptions from the same Fund. Prospective investors may determine whether the fee will be imposed on their investments by calling Vanguard's Institutional Division.


REDEMPTION OF SHARES (OTHER THAN ETF SHARES)


The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus.


 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.

 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 The Funds do not charge redemption fees, except for wire redemptions in amounts less than $5,000 (which will be subject to a charge of $5.00). Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon Vanguard's initial notification of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.

 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

                            MANAGEMENT OF THE FUNDS

VANGUARD

Each Fund is part of the Vanguard group of investment companies, which consists of more than. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

 The funds' officers are also officers and employees of Vanguard.

 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of December 31, 2006, the Funds, except the Inflation-Protected Securities Fund, had contributed $5,264,000 to Vanguard, which represented 0.01% of each Fund's net assets and was 5.26% of Vanguard's capitalization. As of January 31, 2007, the Inflation-Protected Securities Fund had contributed $930,000 to Vanguard, which represented 0.01% of the Fund's net assets and was 0.93% of Vanguard's capitalization.



 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), 400 Devon park Drive A39, Wayne PA 19087, a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of December 31, 2006, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.

 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.


 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.


 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the last three fiscal years, and are presented as a percentage of each Fund's average month-end net assets.





                                    ANNUAL SHARED FUND OPERATING EXPENSES
                                  (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                 -------------------------------------------
                                             FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                               DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
----                                                      2004                2005                2006
VANGUARD TOTAL BOND MARKET INDEX FUND
 Management and Administrative Expenses:                 0.14%               0.13%               0.13%
 Marketing and Distribution Expenses:                     0.02                0.02                0.03
VANGUARD SHORT-TERM BOND INDEX FUND
 Management and Administrative Expenses:                 0.14%               0.13%               0.12%
 Marketing and Distribution Expenses:                     0.02                0.02                0.03
VANGUARD INTERMEDIATE-TERM BOND INDEX FUND
 Management and Administrative Expenses:                 0.14%               0.13%               0.12%
 Marketing and Distribution Expenses:                     0.02                0.02                0.03
VANGUARD LONG-TERM BOND INDEX FUND
 Management and Administrative Expenses:                 0.16%               0.16%               0.15%
 Marketing and Distribution Expenses:                     0.02                0.02                0.03




                                                     FISCAL YEAR ENDED   FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                                      JANUARY 31, 2005    JANUARY 31, 2006     JANUARY 31, 2007

VANGUARD INFLATION-PROTECTED SECURITIES FUND/1/
 Management and Administrative Expenses:                         0.15%               0.15%                0.13%
 Marketing and Distribution Expenses:                             0.02                0.03                 0.02



1 Prior to November 13, 2007, The Fund was a series of Vanguard Fixed Income Fund Securities Fund.




OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.

 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.




                                                                                                                          NUMBER OF
                                                   VANGUARD             PRINCIPAL OCCUPATION(S) AND OUTSIDE          VANGUARD FUNDS
                             POSITION(S)           FUNDS' TRUSTEE/      DIRECTORSHIPS                                   OVERSEEN BY
NAME, YEAR OF BIRTH          HELD WITH FUNDS       OFFICER SINCE        DURING THE PAST FIVE YEARS                  TRUSTEE/OFFICER
-------------------          ---------------       --------------       --------------------------                  ----------------
INTERESTED TRUSTEE

John J. Brennan/1/           Chairman of the       May 1987             Chairman of the Board, Chief                            148
(1954)                       Board, Chief                               Executive Officer, and Director
                             Executive Officer,                         (Trustee) of Vanguard, and of each of the
                             and Trustee                                investment companies served by Vanguard.


INDEPENDENT TRUSTEES

Charles D. Ellis             Trustee               January 2001         Applecore Partners (pro bono ventures in                 148
(1937)                                                                  education); Senior Advisor to Greenwich
                                                                        Associates (international business strategy
                                                                        consulting); Successor Trustee of Yale
                                                                        University; Overseer of the Stern School of
                                                                        Business at New York University; Trustee of Whitehead
                                                                        Institute for Biomedical Research.

Rajiv L. Gupta               Trustee               December 2001        Chairman, President and Chief Executive Officer of Rohm  148
(1945)                                                                  and Haas Co. (chemicals); Board Member of
                                                                        American Chemistry Council; Director of Tyco
                                                                        International, Ltd. (diversified manufacturing and
                                                                        services) since 2005; Trustee of Drexel University
                                                                        and of the Chemical Heritage Foundation.

Amy Gutmann                  Trustee               June 2006            President of the University of Pennsylvania              148
(1949)                                                                  since 2004; Professor in the School of Arts
                                                                        and Sciences, Annenberg School for Communi-
                                                                        cation, and Graduate School of Education of
                                                                        the University of Pennsylvania since 2004;
                                                                        Provost (2001 - 2004) and Laurance S.
                                                                        Rockefeller Professor of Politics and the
                                                                        University Center for Human Values (1990 -
                                                                        2004), Princeton University; Director of
                                                                        Carnegie Corporation of New York since 2005,
                                                                        and of Schuylkill River Development
                                                                        Corporation and Greater Philadelphia
                                                                        Chamber of Commerce since 2004.

JoAnn Heffernan Heisen       Trustee               July 1998            Corporate Vice President and Chief Global                148
(1950)                                                                  Diversity Officer since 2006, Vice President
                                                                        and Chief Information Officer (1997 - 2005),
                                                                        and Member of the Executive Committee of
                                                                        Johnson & Johnson (pharmaceuticals/consumer
                                                                        products); Director of the University Medical
                                                                        Center at Princeton and Women's Research and
                                                                        Education Institute.

Andre F. Perold              Trustee               December 2004        George Gund Professor of Finance and Banking,            148
(1952)                                                                  Harvard Business School; Senior Associate Dean,
                                                                        Director of Faculty Recruiting, and Chair of Finance
                                                                        Faculty, Harvard Business School; Director and
                                                                        Chairman of UNX, Inc. (equities trading firm) since
                                                                        2003; Chair of the Investment Committee of HighVista
                                                                        Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.        Trustee                January 1993        Chairman, President, Chief Executive Officer, and        148
(1941)                                                                  Director of NACCO Industries, Inc.(forklift trucks/
                                                                        housewares/lignite); Director of Goodrich Corporation
                                                                        (industrial products/aircraft systems and services).

                                      B-27

                                                                                                                          NUMBER OF
                                                   VANGUARD           PRINCIPAL OCCUPATION(S) AND OUTSIDE            VANGUARD FUNDS
                             POSITION(S)           FUNDS' TRUSTEE/    DIRECTORSHIPS                                     OVERSEEN BY
NAME, YEAR OF BIRTH          HELD WITH FUNDS       OFFICER SINCE      DURING THE PAST FIVE YEARS                    TRUSTEE/OFFICER
-------------------          ---------------       --------------     --------------------------                   ----------------
J. Lawrence Wilson           Trustee                  April 1985      Retired Chairman, Chief Executive Officer                 148
(1936)                                                                of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
                                                                      (diesel engines), and AmerisourceBergen Corp.
                                                                      (pharmaceutical distribution); Trustee of Vanderbilt
                                                                      University and Culver Educational Foundation.
EXECUTIVE OFFICERS

Thomas J. Higgins/1/         Treasurer                July 1998       Principal of Vanguard; Treasurer of each of the
(1957)                                                                investment companies served by Vanguard.

Heidi Stam/1/                Secretary                July 2005       Managing Director of Vanguard since 2006; General          148
(1956)                                                                Counsel of Vanguard since 2005; Secretary of
                                                                      Vanguard, and of each of the investment companies
                                                                      served by Vanguard, since 2005; Principal of Vanguard
                                                                      (1997-2006).


1 Officers of the Funds are "interested persons" as defined in the 1940 Act.




 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2005 and 2006, Vanguard paid Greenwich subscription fees amounting to less than $400,000. Vanguard's subscription rates are similar to those of other subscribers.

 Board Committees: The Trust's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.


- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year (four meetings for the Inflation-Protected Securities Fund).

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held five meetings during the Funds' last fiscal year (four meetings for the Inflation-Protected Securities Fund).


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                           VANGUARD BOND INDEX FUNDS
                          TRUSTEES' COMPENSATION TABLE






                                                        PENSION OR RETIREMENT         ACCRUED ANNUAL          TOTAL COMPENSATION
                                      AGGREGATE              BENEFITS ACCRUED             RETIREMENT           FROM ALL VANGUARD
                                   COMPENSATION              AS PART OF THESE             BENEFIT AT                  FUNDS PAID
TRUSTEE                     FROM THESE FUNDS/1/           FUNDS' EXPENSES/1/      JANUARY 1,2006/2/               TO TRUSTEES/3/
-------                      ------------------           -------------------     ------------------        --------------------
John J. Brennan                              --                            --                     --                         --
Charles D. Ellis                         $7,248                            --                     --                    140,000
Rajiv L. Gupta                            7,041                            --                     --                    136,000
Amy Gutmann/4/                            3,728                            --                     --                     72,000
JoAnn Heffernan Heisen                    7,248                          $133                 $2,365                    140,000
Andre F. Perold                           7,248                            --                     --                    140,000
Alfred M. Rankin, Jr.                     7,882                           261                  4,634                    152,250
J. Lawrence Wilson                        7,494                           381                  6,735                   144,750


1 The amounts shown in this column are based on the Funds' fiscal year ended December 31, 2006. Each then available Fund within the
 Trust is responsible for a proportionate share of these amounts.
2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 145
 Vanguard funds for the 2006 calendar year.
4 Dr. Gutmann became a member of the Funds' board effective June 2006.




OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2006.




                                                      DOLLAR RANGE     AGGREGATE DOLLAR RANGE OF
                                                    OF FUND SHARES          VANGUARD FUND SHARES
FUND                                 TRUSTEE      OWNED BY TRUSTEE              OWNED BY TRUSTEE
-----                               ----------    ----------------     -------------------------
Vanguard Total Bond
Market Index Fund              John J. Brennan                --                  Over $100,000
                              Charles D. Ellis                --                  Over $100,000
                                Rajiv L. Gupta                --                  Over $100,000
                                   Amy Gutmann                --                  Over $100,000
                        JoAnn Heffernan Heisen                --                  Over $100,000
                               Andre F. Perold                --                  Over $100,000
                         Alfred M. Rankin, Jr.                --                  Over $100,000
                            J. Lawrence Wilson                --                  Over $100,000




                                    B-29








                                                     DOLLAR RANGE      AGGREGATE DOLLAR RANGE OF
                                                   OF FUND SHARES           VANGUARD FUND SHARES
FUND                                  TRUSTEE    OWNED BY TRUSTEE               OWNED BY TRUSTEE
-----                        -----------------   ----------------       ------------------------
Vanguard Short-Term
Bond Index Fund                John J. Brennan                --                  Over $100,000
                              Charles D. Ellis                --                  Over $100,000
                                Rajiv L. Gupta                --                  Over $100,000
                                   Amy Gutmann                --                  Over $100,000
                        JoAnn Heffernan Heisen                --                  Over $100,000
                               Andre F. Perold                --                  Over $100,000
                         Alfred M. Rankin, Jr.                --                  Over $100,000
                            J. Lawrence Wilson                --                  Over $100,000
Vanguard
Intermediate-Term Bond
Index Fund                     John J. Brennan                --                  Over $100,000
                              Charles D. Ellis                --                  Over $100,000
                                Rajiv L. Gupta                --                  Over $100,000
                                   Amy Gutmann                --                  Over $100,000
                        JoAnn Heffernan Heisen                --                  Over $100,000
                               Andre F. Perold                --                  Over $100,000
                         Alfred M. Rankin, Jr.                --                  Over $100,000
                            J. Lawrence Wilson                --                  Over $100,000
Vanguard Long-Term
Bond Index Fund                John J. Brennan                --                  Over $100,000
                              Charles D. Ellis                --                  Over $100,000
                                Rajiv L. Gupta                --                  Over $100,000
                                   Amy Gutmann                --                  Over $100,000
                        JoAnn Heffernan Heisen                --                  Over $100,000
                               Andre F. Perold                --                  Over $100,000
                         Alfred M. Rankin, Jr.                --                  Over $100,000
                            J. Lawrence Wilson                --                  Over $100,000
Vanguard
Inflation-Protected
Securities Fund                John J. Brennan                --                  Over $100,000
                              Charles D. Ellis                --                  Over $100,000
                                Rajiv L. Gupta                --                  Over $100,000
                                   Amy Gutmann                --                  Over $100,000
                        JoAnn Heffernan Heisen                --                  Over $100,000
                               Andre F. Perold   $10,001-$50,000                  Over $100,000
                         Alfred M. Rankin, Jr.                --                  Over $100,000
                            J. Lawrence Wilson                --                  Over $100,000




 As of October 31, 2007, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.


 As of October 31, 2007, those listed below owned of record 5% or more of each class' outstanding shares:


     As of October 31, 2007, those listed below owned of record 5% or more of each class' outstanding shares: Vanguard Total Bond Market Index Fund--Investor
Shares: Vanguard LifeStrategy Moderate Growth Fund, Malvern, PA (11.63%), Vanguard Target Retirement 2015 Fund, Malvern, PA (8.59%), Vanguard LifeStrategy Conservative Growth Fund, Malvern, PA (7.28%), Vanguard Target Retirement 2025 Fund, Malvern, PA (5.04%); Vanguard Total Bond Market Index Fund--Institutional
Shares: National Financial Services Corp., New York, NY (7.31%); Vanguard Total Bond Market Index Fund--Signal Shares: Chevron Employees Savings Investment, San Ramon, CA (12.08%), Charles Schwab & Company, Inc., San Francisco, CA (8.75%), National Financial Services Corp., New York, NY (8.32%); Vanguard Intermediate-Term Bond Index Fund--Investor Shares: Charles Schwab & Company, Inc., San Francisco, CA (7.99%), National Financial Services Corp., New York, NY (7.26%); Vanguard Intermediate-Term Bond Index Fund--Institutional Shares: SEI Private Trust Company FBO Suntrust Bank, Oaks, PA (37.06%), Marshall & Ilsley Trust Co., Milwaukee, WI (17.01%), T. Rowe Price Retirement Services Inc., Trustee Clorox Company, Owings Mills, MD (15.33%), Texas Tech University System, Lubbock, TX (13.47%), State Street Bank & Trust FBO American Red Cross (10.42%); Vanguard

Intermediate-Term Bond Index Fund--Signal Shares: National Financial Services Corp., New York, NY (13.80%), SEI Private Trust Company FBO First Tennessee Bank, Oaks, PA (6.05%), Charles Schwab & Company, Inc., San Francisco, CA (5.94%); Vanguard Long-Term Bond Index Fund--Institutional Shares: JP Morgan Chase Bank, NA Trustee The Travelers Companies, St. Paul, MN (36.99%), HOCO Commerce Bank NA, Kansas City, MO (11.85%), Mitra & Co. FBO 98, Milwaukee, WI (9.15%), Wells Fargo Bank FBO TTX Company, Minneapolis, MN (7.86%), State Street Bank & Trust Trustee Royal MacCabbes Life Insurance, Kansas City, MO (7.30%); Vanguard Short-Term Bond Index Fund--Investor Shares: Charles Schwab & Company, Inc., San Francisco, CA (11.29%), National Financial Services Corp., New York, NY (10.02%); Vanguard Short-Term Bond Index Fund--Signal Shares: National Financial Services Corp., New York, NY (8.93%), Charles Schwab & Company, Inc., San Francisco, CA (7.81%), Reliance Trust Company, Atlanta, GA (5.34%); Vanguard Inflation-Protected Securities Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (13.60%), National Financial Services Corp., New York, NY (11.44%); Vanguard Inflation-Protected Securities Fund--Admiral Shares: Charles Schwab & Co. Inc., San Francisco, CA (10.10%), National Financial Services Corp., New York, NY (7.03%); Vanguard Inflation-Protected Securities Fund--Institutional Shares: Qualcomm Incorporated, San Diego, CA (9.43%), Northern Trust Company FBO Schlumberger Limited-DV, Chicago, IL (7.80%), NY College Savings Program, Needham, MA (7.48%), National Financial Services LLC, New York, NY (5.19%).


     Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of October 31, 2007, the name and percentage ownership of each DTC participant that owned a record 5% or more of the outstanding ETF Shares of a Fund were as follows:

     Vanguard Total Bond Market Index Fund--ETF Shares: Charles Schwab & Company (16.32%), Pershing LLC (13.80%), National Financial Services LLC (9.88%), First Clearing, LLC (7.84%), Citigroup Global Markets Inc. (6.75%); Vanguard Intermediate-Term Bond Index Fund--ETF Shares: Charles Schwab & Company (26.87%), Citigroup Global Markets Inc. (15.24%), Merrill Lynch, Pierce Fenner & Smith (8.37%), Pershing LLC (7.67%), National Financial Services LLC (7.19%); Vanguard Long-Term Bond Index Fund--ETF Shares: Citigroup Global Markets Inc.( 41.05%), Merrill Lynch, Pierce Fenner & Smith (8.19%), Charles Schwab & Company (7.59%), National Financial Services LLC (7.40%), Pershing LLC ( 7.07%), Goldman Sachs Execution & Clearing, L.P. (5. 36%); Vanguard Short-Term Bond Index Fund--ETF Shares: Morgan Stanley DW Inc. (27.19%), Charles Schwab & Company, Inc. (12.30%), National Financial Services LLC (10.28%), Ameritrade, Inc. (7.45%), The Bank of New York (5.44%), Merrill Lynch, Pierce Fenner & Smith (5.35%), Citigroup Global Markets Inc. (5.30%).



PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS

Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described previously may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.


 As of June 30, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Automatic Data Processing, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Pitney Bowes Management Services, Reuters America Inc., R.R. Donnelley, Inc. State Street Investment Manager Solutions, Triune Color Corporation, and Tursack Printing Inc.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described above may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 As of June 30, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard, and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.



DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

DISCLOSURE OF NON-MATERIAL INFORMATION

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


 As of June 30, 2007, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.


DISCLOSURE OF PORTFOLIO HOLDINGS IN ACCORDANCE WITH SEC EXEMPTIVE ORDERS

Vanguard's Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC) the daily portfolio composition files (PCFs) that identify a basket of specified securities which may overlap with the actual or expected portfolio holdings of the Vanguard index funds (ETF Funds) that offer a class of shares known as Vanguard ETF Shares in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the Securities and Exchange Commission (SEC), as described further below.

 Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on the American Stock Exchange (AMEX). Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, an investor must be an "Authorized Participant" or it must do so through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a "portfolio deposit" consisting of a basket of specified securities (Deposit Securities) and a cash payment (the Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.

 In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC, for dissemination to NSCC participants on each business day prior to the opening of trading on the AMEX, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. (The NSCC is a clearing agency registered with the SEC and affiliated with DTC.) In addition, the AMEX disseminates (1) continuously throughout the trading day, through the facilities of the consolidated tape, the market value of an ETF Share, and (2) every 15 seconds throughout the trading day, separately from the consolidated tape, a calculation of the estimated NAV of an ETF Share (which estimate is expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the AMEX and traded in the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.

 As contemplated by the Vanguard ETF Exemptive Orders, Vanguard and the ETF Funds expect that only institutional arbitrageurs and institutional investors with large indexed portfolios will buy and sell ETF Shares in Creation Unit-sized aggregations because Creation Units can be purchased only in exchange for securities likely to cost millions of dollars. An AMEX specialist, in providing for a fair and orderly secondary market for ETF Shares, also may purchase Creation Units for use in its market-making activities on the AMEX. Vanguard and the ETF Funds expect secondary market purchasers of ETF Shares will include both institutional and retail investors. Vanguard and the ETF Funds believe that arbitrageurs will purchase or redeem Creation Units to take advantage of discrepancies between the ETF Shares' market price and the ETF Shares' underlying NAV. Vanguard and the ETF Funds expect that this arbitrage activity will provide a market "discipline" that will result in a close correspondence between the price at which the ETF Shares trade and their NAV. In other words, Vanguard and the ETF Funds do not expect the ETF Shares to trade at a significant premium or discount to their NAV.

 In addition to making PCFs available to the NSCC, as previously described, Vanguard's Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at www.vanguard.com to all categories of persons, if


(1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard's Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard's Fund Financial Services unit may in its sole discretion determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard's Fund Financial Services unit.

DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES

Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES

The Funds receive all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.


 During the last three fiscal years the Funds paid the following approximate amounts of Vanguard's expenses relating to investment advisory services:






                                   FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND                               DECEMBER 31, 2004         DECEMBER 31,2005       DECEMBER 31, 2006
----                               -----------------        -----------------       -----------------

Vanguard Total Bond
 Market Index Fund                        $3,296,000               $3,470,000              $2,925,000
Vanguard Short-Term
 Bond Index Fund                             567,000                  586,000                 441,000
Vanguard Intermediate-Term
 Bond Index Fund                             475,000                  570,000                 511,000
Vanguard Long-Term
 Bond Index Fund                             130,000                  172,000                 167,000

                                   FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND                                 JANUARY 31,2005         JANUARY 31, 2006         JANUARY 31,2007
----                               -----------------        -----------------       -----------------
Vanguard Inflation-Protected
 Securities Fund                            $751,000                 $890,000                $779,000




OTHER ACCOUNTS MANAGED


Kenneth E. Volpert manages the Total Bond Market, Intermediate-Term Bond, and Long-Term Bond Index Funds, which, as of December 31, 2006, collectively held assets of $49.0 billion. Mr. Volpert co-manages the Inflation-Protected Securities Fund which, as of January 31, 2007, held assets of $9.6 billion. Mr. Volpert managed four other registered investment companies with total assets of $55.1 billion, as of January 31, 2007.




Gregory Davis manages the Short-Term Bond Index Fund, which, as of December 31, 2006, held assets of $5.3 billion. Mr. Davis managed a portion of one other registered investment company with total assets of $9.3 billion and five other pooled investment vehicles with total assets of $27.9 billion, as of December 31, 2006.

 John W. Hollyer co-manages the Inflation-Protected Securities Fund, which, as of January 31, 2007, held assets of $9.6 billion.


MATERIAL CONFLICTS OF INTEREST

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

DESCRIPTION OF COMPENSATION

Each Fund's portfolio manager is a Vanguard employee. This section describes the compensation of Vanguard employees who manage Vanguard mutual funds. As of December 31, 2006, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.


 A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund's investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For the Total Bond Market, Short-Term Bond Market, Intermediate-Term Bond Market, and Long-Term Bond Market Index Funds, the performance factor depends on how closely the portfolio manager tracks the fund's benchmark index (Lehman Brothers Aggregate Bond Index for Total Bond Market Index Fund, Lehman Brothers 1-5 Year Government/Credit Index for Short-Term Bond Index Fund, Lehman Brothers 5-10 Year Government/Credit Index for Intermediate-Term Bond Index Fund, and Lehman Brothers Long Government/Credit Index for Long-Term Bond Index Fund) over a one-year period. For the Inflation-Protected Securities Fund, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.



Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.

OWNERSHIP OF SECURITIES

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of December 31, 2006, Vanguard employees collectively invested $1.9 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds.


As of December 31, 2006, Mr. Volpert owned shares of the Total Bond Market Index Fund within the $10,001-$50,000 range. Except as noted in the previous sentence, as of December 31, 2006, the portfolio managers did not own any shares of the Index Funds they managed. As of January 31, 2007, Mr. Hollyer and Mr. Volpert each owned shares of the Inflation-Protected Securities Fund within the $100,001-$500,000 range.


DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENT

The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to the Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Funds and Vanguard.

                             PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, and market data.


 The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities, on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).


 During the fiscal years ended December 31, 2004, 2005, and 2006, the Index Funds did not pay any brokerage commissions. During the fiscal years ended January 31, 2005, 2006, and 2007, the Inflation-Protected Securities Fund paid $106,289, $181,296, and $360,000, respectively, in brokerage commissions.



 When a Fund purchases a newly issued security at a fixed price, the advisor may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund's management expenses.


 As of December 31, 2006 (January 31, 2007, for the Inflation-Protected Securities Fund), each Fund held securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act, as follows:




FUND                    REGULAR BROKER OR DEALER (OR PARENT)  AGGREGATE HOLDINGS
----                    ------------------------------------- ------------------

Vanguard Total Bond                                                 $    166,767
Market Index Fund             Banc of America Securities LLC                 ,000
                                       Barclays Capital Inc.            3,237,000
                                Countrywide Securities Corp.           48,223,000
                             Credit Suisse First Boston Inc.          185,142,000
                                        Goldman, Sachs & Co.          182,494,000
                                 J.P. Morgan Securities Inc.          200,905,000
                                              Morgan Stanley          200,482,000
                                 UBS Financial Services Inc.           50,346,000
Vanguard Short-Term
Bond Index Fund               Banc of America Securities LLC           12,251,000
                                Countrywide Securities Corp.           13,680,000
                          Credit Suisse Securities (USA) LLC           21,567,000
                                        Goldman, Sachs & Co.           26,006,000
                                 J.P. Morgan Securities Inc.           20,805,000
                                              Morgan Stanley           25,245,000



                                    B-38

FUND                    REGULAR BROKER OR DEALER (OR PARENT)  AGGREGATE HOLDINGS
----                    ------------------------------------- ------------------
Vanguard
Intermediate-Term Bond
Index Fund                      BNP Parabas Securities Corp.            2,178,000
                              Banc of America Securities LLC           45,663,000
                                Countrywide Securities Corp.            4,971,000
                          Credit Suisse Securities (USA) LLC           42,813,000
                                        Goldman, Sachs & Co.           86,532,000
                                 J.P. Morgan Securities Inc.           48,215,000
                                              Morgan Stanley           66,194,000
Vanguard Long-Term
Bond Index Fund               Banc of America Securities LLC           10,103,000
                                       Barclays Capital Inc.              737,000
                          Credit Suisse Securities (USA) LLC            2,515,000
                                        Goldman, Sachs & Co.           14,854,000
                                 J.P. Morgan Securities Inc.            8,157,000
                                              Morgan Stanley            4,490,000
Vanguard
Inflation-Protected
Securities Fund                                           --                   --




 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.



                            PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.

 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

 For ease of reference, the procedures and guidelines often refer to all funds, however, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio and other factors.

 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

Good governance starts with a majority-independent board, whose key committees are composed entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:



FACTORS FOR APPROVAL                            FACTORS AGAINST APPROVAL
--------------------                            ---------------------------
Nominated slate results in board made           Nominated slate results in board made up
up of a majority of independent directors.      of a majority of non-independent directors.

All members of Audit, Nominating, and           Audit, Nominating, and/or Compensation committees include non-
Compensation committees are independent of      independent members.
management.
                                                Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).








B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                        FACTORS AGAINST APPROVAL
--------------------                                        ---------------------------
Company requires senior executives to                       Total potential dilution (including all stock-based plans) exceeds 15%
hold a minimum amount of company stock                      of shares outstanding.
(frequently expressed as a multiple of salary).

Company requires stock acquired through                     Annual option grants have exceeded 2% of shares outstanding.
option exercise to be held for a certain period of time.

Compensation program includes performance-vesting           Plan permits repricing or replacement of options without
awards, indexed options, or other performance-linked        shareholder approval.
grants.

Concentration of option grants to                           Plan provides for the issuance of reload options.
senior executives is limited (indicating
that the plan is very broad-based).

Stock-based compensation is clearly used as a               Plan contains automatic share replenishment (evergreen) feature.
substitute for cash in delivering
market-competitive total pay.



B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan make up less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 The funds' positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                                      FACTORS AGAINST APPROVAL
--------------------                                      ----------------------------
Plan is relatively short-term (3-5 years).                Plan is long term (>5 years).

Plan requires shareholder approval for renewal.           Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee                   Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE provisions).

Plan includes permitted bid/qualified offer               Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).                 Board with limited independence.
Highly independent, non-classified board.


B. CUMULATIVE VOTING

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.

                     INFORMATION ABOUT THE ETF SHARE CLASS


Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund, and Vanguard Long-Term Bond Index Fund (the ETF Funds or the Funds) offer and issue an exchange-traded class of shares called ETF Shares. Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation (the Funds' Distributor or the Distributor).

 Each ETF Fund issues Creation Units in kind, in exchange for a basket of fixed income securities that are part of--or soon to be part of--its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of fixed income securities that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.

EXCHANGE LISTING AND TRADING

The ETF Shares have been approved for listing on the American Stock Exchange
(AMEX) and will trade on the AMEX at market prices that may differ from net asset value. There can be no assurance that, in the future, ETF Shares will continue to meet all of the AMEX's listing requirements. The AMEX may, but is not required to, delist a Fund's ETF Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the ETF Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will also delist a Fund's ETF Shares upon termination of the ETF Share class.

 Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.

BOOK ENTRY ONLY SYSTEM

ETF Shares issued by the ETF Funds are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a subsidiary of the depository Trust and Clearing Corporation (DTCC) which is owned by certain participants of DTCC's subsidiaries, including DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).


 Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of ETF Shares.

 Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of ETF Shares.

 Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to the Trust upon request and for a fee a listing of the ETF Shares of each Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

 Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

 The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; or payments made on account of beneficial ownership interests in such ETF Shares; or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

 The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which ETF Shares may be listed).

PURCHASE AND ISSUANCE OF ETF SHARES IN CREATION UNITS

The ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The ETF Funds will not issue fractional Creation Units.

 A Business Day is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

 To be eligible to place orders with the Distributor and to purchase Creation Units from an ETF Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed a Participant Agreement) with the Funds' Distributor governing the purchase and redemption of Creation Units. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.

FUND DEPOSIT

The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in-kind deposit of a designated portfolio of fixed income securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a Purchase Balancing Amount (described below) and a transaction fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.

 The Purchase Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities. It ensures that the NAV of a Fund Deposit (not including the transaction fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Purchase Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Purchase Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the transaction fee, described below).

 Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of business each Business Day, a list of the names and the required number of shares of each Deposit Security to be included in the next Business Day's Fund Deposit for each ETF Fund (subject to possible amendment or correction). Each ETF Fund reserves the right to accept a nonconforming Fund Deposit. The identity and number of shares of the Deposit Securities required for a Fund Deposit may change from one day to another to reflect rebalancing adjustments, corporate actions, and interest payments on underlying bonds, or in response to adjustments to the weighting or composition of the component securities of the relevant target index.

 Total Bond Market ETF intends to require an investor purchasing a Creation Unit to include in the Fund Deposit, in place of all Deposit Securities that are mortgage TBA (to-be-announced) transactions, an amount of cash, to be added to the Cash Component, equal in value to the mortgage TBAs. Total Bond Market ETF reserves the right to require an investor purchasing a Creation Unit late in the day to include in the Fund Deposit, in place of all Deposit Securities that are mortgage TBA transactions, Treasury securities of equivalent value and duration, rather than cash. In addition, each ETF reserves the right to permit or require the substitution of a "cash-in-lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the systems of the DTC for corporate bonds or the Federal Reserve System for U.S. Treasury securities, or may not be eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting.


 All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the Fund's determination shall be final and binding.

PROCEDURES FOR PURCHASING CREATION UNITS

To initiate a purchase order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor prior to the closing time of the regular session of the New York Stock Exchange ("Closing Time"), which ordinarily is 4 p.m. Eastern time. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone or e-mail systems were not operating properly).

 If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should place your order with the Authorized Participant sufficiently early to permit proper submission of the order by the Authorized Participant to the Distributor by Closing Time.

PLACEMENT OF PURCHASE ORDERS

An Authorized Participant must deliver the cash and government securities portion of a Fund Deposit through the Federal Reserve's Fedwire System and the corporate securities portion of a Fund Deposit through the DTC. If a Fund Deposit is incomplete on the third Business Day after the trade date ("T+3") because of the failed delivery of one or more of the Deposit Securities, the Fund shall be entitled to cancel the purchase order. Alternatively, the Fund may issue a Creation Unit of Vanguard ETF Shares notwithstanding such deficiency in reliance on an Authorized Participant's undertaking to deliver the missing Deposit Securities, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of cash collateral in accordance with the Authorized Participant Agreement.

REJECTION OF PURCHASE ORDERS

Each of the ETF Funds reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, an ETF Fund will reject a purchase order if:

- the order is not in proper form;

- the investor(s), upon obtaining the ETF Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;

- the Deposit Securities delivered are not the same (in name or amount) as disseminated through the facilities of the NSCC for that date by the Custodian, as described above;

- acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

- acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

- acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or

- circumstances outside the control of the Funds, the Transfer Agent, the Custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, NSCC, Federal Reserve, or any other participant in the purchase process; and similar extraordinary events.

 The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The ETF Funds, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.

TRANSACTION FEE ON PURCHASES OF CREATION UNITS

Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For Creation Units of Short-, Intermediate-, and Long Term Bond ETFs purchased with a prescribed basket, the transaction fee is a flat fee. For Creation Units of Total Bond Market ETF purchased with a Fund Deposit that includes cash in place of mortgage TBA securities, the transaction fee is a flat fee plus a variable charge, which will be disclosed to investors before they place their orders, in an amount approximately equal to the transaction costs the Fund expects to incur buying the mortgage TBAs that are part of the Fund Deposit. For Creation Units of Total Bond Market ETF purchased with a Fund Deposit that includes Treasury securities in place of mortgage TBA securities, the transaction fee will not include a variable charge. Please see the Funds' ETF Shares prospectus for information about the current amount of each Fund's transaction fee.

 When an ETF Fund permits a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional charge on the cash-in-lieu portion of its investment. The amount of this charge will vary and will be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the transaction costs, and if applicable the estimated market impact costs, associated with purchasing the relevant Deposit Securities using cash-in-lieu provided by an Authorized Participant.

REDEMPTION OF ETF SHARES IN CREATION UNITS

ETF Shares may be redeemed only in Creation Units; a Fund will not redeem ETF Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur transaction costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests in good order will receive the NAV next determined after the request is made.

 An investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Redemption Balancing Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a transaction fee (described below). If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor would pay the Redemption Balancing Amount to the ETF Fund, rather than receiving such amount from the Fund.

 Vanguard, through the NSCC, makes available after the close of business on each Business Day the identity and amount of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on the next Business Day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit typically, but not always, be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.

 When satisfying redemption requests, Total Bond Market ETF intends to deliver, in lieu of each mortgage TBA transaction that is a Redemption Security, cash in an amount equal to the price of the TBA. Total Bond Market ETF reserves the right to deliver to a shareholder redeeming a Creation Unit late in the day, in place of all Redemption Securities that are Mortgage TBAs, Treasury securities of equivalent value and duration, rather than cash. In addition, each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as discussed above, or if the Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.

TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS

Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the redemption of Creation Units. For each Fund, the transaction fee on Creation Unit redemptions is a flat fee, regardless of the number of units redeemed. For Creation Unit redemptions, unlike purchases, the Total Bond Market ETF does not assess a variable charge above the standard flat fee, nor do any of the Funds impose an additional charge on investors who receive cash in lieu of one or more Redemption Securities. Please see the Funds' ETF Shares prospectus for information about the current amount of each Fund's transaction fee.

PLACEMENT OF REDEMPTION ORDERS

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor prior to Closing Time in order to receive that day's NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone or e-mail systems were not operating properly).

 If on T+3 an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the Fund shall be entitled to cancel the redemption order. Alternatively, the Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash, notwithstanding such deficiency, in reliance on the Authorized Participant's undertaking to deliver the missing ETF Shares, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of cash collateral in accordance with the Authorized Participant Agreement.

SUSPENSION OF REDEMPTION RIGHTS

The right of redemption may be suspended or the date of payment postponed with respect to any ETF Fund (1) for any period during which the NYSE or AMEX is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the AMEX is suspended or restricted; (3i) for any period during which an emergency exists as a result of which disposal of a Fund's ETF Shares or determination of the ETF Shares' NAV is not reasonably practical; or
(4) in such other circumstances as the SEC permits.

                              FINANCIAL STATEMENTS


The Total Bond Market, Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Index Funds' Financial Statements for the fiscal year ended December 31, 2006, appearing in the Bond Index Funds' 2006 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, and the Funds' unaudited Financial Statements for the six months ended June 30, 2007, appearing in the Bond Index Funds' Semiannual Report to Shareholders, are incorporated by reference in this Statement of Additional Information. The Inflation-Protected Securities Fund's Financial Statements for the fiscal year ended January 31, 2007, appearing in the Fund's 2007 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, and the unaudited Financial Statements for the six months ended July 31, 2007, appearing in the Inflation-Protected Securities Fund's Semiannual Report to Shareholders, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.



                          DESCRIPTION OF BOND RATINGS

THE FOLLOWING ARE EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC.'S DESCRIPTION OF ITS FOUR HIGHEST BOND RATINGS:

 AAA--Judged to be of the best quality. They carry the smallest degree of investment risk.

 AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.

 A--Possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations."

 BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

 Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

THE FOLLOWING ARE EXCERPTS FROM STANDARD & POOR'S DESCRIPTION OF ITS FOUR HIGHEST BOND RATINGS:

 AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

 AA--Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

 A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.

 Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.

                                                                   SAI084 112007

                                     PART C
                           VANGUARD BOND INDEX FUNDS
                               OTHER INFORMATION

ITEM 23. EXHIBITS


(a) Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed on February 25, 2003, Post-Effective Amendment No. 32, is hereby incorporated by reference.
(b) By-Laws, filed on April 13, 2004, Post-Effective Amendment No. 34, are hereby incorporated by reference.
(c) Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated by reference in Item 23(a) of this Post-Effective Amendment.
(d) Investment Advisory Contract, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e) Authorized Participant Agreement, filed on March 30, 2007, Post-Effective Amendment No. 45, is hereby incorporated by reference.
(f) Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.


(g)    Custodian Agreement for JPMorgan Chase Bank, N.A., is filed herewith.
(h)    Other Material Contracts, Amended and Restated Funds' Service Agreement,

       is filed filed herewith.
(i)    Legal Opinion, not applicable.

(j) Other Opinion, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(k)    Omitted Financial Statements, not applicable.
(l)    Initial Capital Agreements, not applicable.
(m)    Rule 12b-1 Plan, not applicable.


(n)    Rule 18f-3 Plan, is filed herewith.


(o)    Reserved, not applicable.
(p) Codes of Ethics, for The Vanguard Group, Inc., filed on January 17, 2007, Post-Effective Amendment No. 43, is hereby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Vanguard Group, Inc. ("Vanguard"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

(a)Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of 37 investment companies with more than 145 funds.

(b)The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.



Name                        Positions and Office with Underwriter                   Positions and Office with Funds
----
R. Gregory Barton           Director and Senior Vice President                      None

John J. Brennan             Director                                                Trustee, Chairman, President, and Chief
                                                                                    Executive Officer
Mortimer J. Buckley         Director and Senior Vice President                      None

F. William McNabb III       Director and Senior Vice President                      None

Michael S. Miller           Director and Managing Director                          None

Ralph K Packard             Director                                                None

George U. Sauter            Director and Senior Vice President                      None

Heidi Stam                  Director and Senior Vice President                      Secretary

Richard D. Carpenter        Treasurer                                               None

David L. Cermak             Principal                                               None

Joseph Colaizzo             Financial and Operations Principal and Assistant        None
                            Treasurer
Patti Colby                 Principal                                               None

Michael L. Kimmel           Secretary                                               None

Sean P. Hagerty             Principal                                               None

Jennifer M. Halliday        Assistant Treasurer                                     None

Jack T. Wagner              Assistant Treasurer                                     None
--------------
Brian P. McCarthy           Senior Registered Options Principal                     None

Deborah McCracken           Assistant Secretary                                     None

Miranda O'Keefe             Compliance Registered Options Principal                 None

Joseph F. Miele             Registered Municipal Securities Principal               None

Jane K. Myer                Principal                                               None

Pauline C. Scalvino         Chief Compliance Officer                                Chief Compliance officer




(c)Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; the Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070


ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 9th day of November, 2007.
                                     -------------------------

                                      VANGUARD BOND INDEX FUNDS

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     --------------------------------------------------------------------------------
             SIGNATURE                         TITLE                        DATE
By:  ----------------------------President, Chairman, Chief          November 8, 2007
        /S/ JOHN J. BRENNAN      Executive Officer, and Trustee
            (Heidi Stam)
          John J. Brennan*
By:  ----------------------------Trustee                             November 8, 2007
        /S/ CHARLES D. ELLIS
            (Heidi Stam)
         Charles D. Ellis*
By:  ----------------------------Trustee                             November 8, 2007
         /S/ RAJIV L. GUPTA
            (Heidi Stam)
          Rajiv L. Gupta*
By:  ----------------------------Trustee                             November 8, 2007
          /S/ AMY GUTMANN
            (Heidi Stam)
            Amy Gutmann*
By:  ----------------------------Trustee                             November 8, 2007
     /S/ JOANN HEFFERNAN HEISEN
            (Heidi Stam)
      JoAnn Heffernan Heisen*
By:  ----------------------------Trustee                             November 8, 2007
        /S/ ANDRE F. PEROLD
            (Heidi Stam)
          Andre F. Perold*
By:  ----------------------------Trustee                             November 8, 2007
     /S/ ALFRED M. RANKIN, JR.
            (Heidi Stam)
       Alfred M. Rankin, Jr.*
By:  ----------------------------Trustee                             November 8, 2007
       /S/ J. LAWRENCE WILSON
            (Heidi Stam)
        J. Lawrence Wilson*
By:  ----------------------------Treasurer and Principal             November 8, 2007
       /S/ THOMAS J. HIGGINS     Financial Office and Principal
            (Heidi Stam)         Accounting Officer
         Thomas J. Higgins*



*By Power of Attorney. Filed on August 22, 2007, see File Number 333-145624.
 Incorporated by Reference.

                               INDEX TO EXHIBITS



Custodian Agreement. . . . . . . . . . . . . . . . . .  . . . . .  . . .Ex-99.G

Other Material Contracts, Amended and Restated Funds' Service Agreement Ex-99.H

Consent of Independent Registered Public Accounting Firm  . . . . .  . .Ex-99.J

Rule 18f-3 Plan. . . . . . . . . . . . . . . . . . . . . . . . .  . . . Ex-99.N